Exhibit 4.2
TWELFTH SUPPLEMENTAL INDENTURE
KANSAS CITY POWER & LIGHT COMPANY
UMB BANK, N.A.
(FORMERLY UNITED MISSOURI BANK OF KANSAS CITY, N.A.)
DATED AS OF MARCH 1, 2009
CREATING A 7.15% MORTGAGE BOND,
SERIES 2009A DUE 2019
SUPPLEMENTAL TO GENERAL MORTGAGE INDENTURE AND
DEED OF TRUST DATED AS OF DECEMBER 1, 1986

          TWELFTH SUPPLEMENTAL INDENTURE, dated as of March 1, 2009, between KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation (“Company”), and UMB BANK, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as Trustee (“Trustee”) under the Indenture hereinafter mentioned.
          WHEREAS, all capitalized terms used in this Supplemental Indenture have the respective meanings set forth in the Indenture;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, a General Mortgage Indenture and Deed of Trust (“Indenture”), dated as of December 1, 1986, to secure Mortgage Bonds issued by the Company pursuant to the Indenture, unlimited in aggregate principal amount except as therein otherwise provided;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, a First Supplemental Indenture, dated as of December 1, 1986, creating a first series of Mortgage Bonds;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Second Supplemental Indenture, dated as of April 1, 1988, creating a second series of Mortgage Bonds;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Third Supplemental Indenture; dated as of April 1, 1991, creating a third series of Mortgage Bonds;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Fourth Supplemental Indenture, dated as of February 15, 1992, creating a fourth series of Mortgage Bonds;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Fifth Supplemental Indenture, dated as of September 1, 1992, creating a fifth series of Mortgage Bonds;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Sixth Supplemental Indenture, dated as of November 1, 1992, creating a sixth series of Mortgage Bonds;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Seventh Supplemental Indenture, dated as of October 1, 1993, creating a seventh series of Mortgage Bonds;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, an Eighth Supplemental Indenture, dated as of December 1, 1993, creating an eighth series of Mortgage Bonds;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Ninth Supplemental Indenture, dated as of February 1, 1994, creating a ninth series of Mortgage Bonds;

          WHEREAS, the Company has heretofore executed and delivered to the Trustee, a Tenth Supplemental Indenture, dated as of November 1, 1994, creating a tenth series of Mortgage Bonds;
          WHEREAS, the Company has heretofore executed and delivered to the Trustee, an Eleventh Supplemental Indenture, dated as of August 15, 2005, creating an eleventh series of Mortgage Bonds;
          WHEREAS, the Company desires in and by this Supplemental Indenture to create a twelfth series of Mortgage Bonds to be issued under the Indenture, to designate such series, to set forth the maturity date or dates, interest rate or rates and the form and other terms of such Mortgage Bonds;
          WHEREAS, Section 15.01(c) of the Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Indenture to establish the form and other terms of such Mortgage Bonds consistent with the provisions of the Indenture; and
          WHEREAS, all acts and things necessary to make this Supplemental Indenture, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done and performed; and the execution and delivery of this Supplemental Indenture have been in all respects duly authorized;
          NOW, THEREFORE, in consideration of the premises and in further consideration of the sum of One Dollar in lawful money of the United States of America paid to the Company by the Trustee at or before the execution and delivery of this Supplemental Indenture, the receipt whereof is hereby acknowledged, and of other good and valuable consideration, it is agreed by and between the Company and the Trustee as follows:
DESCRIPTION OF CERTAIN PROPERTY SUBJECT TO THE LIEN OF THE
INDENTURE
          The Company hereby confirms unto the Trustee, and records the description of the property described in Schedule A hereto and expressly made a part hereof, which property is subject to the lien of the Indenture, and the Mortgaged Property shall include, but not be limited to, the property described in Schedule A hereto.
ARTICLE I.
7.15% MORTGAGE BONDS, SERIES 2009A DUE 2019
          SECTION 1. (a) There is hereby created a twelfth series of Mortgage Bonds to be issued under and secured by the Indenture, to be designated as “7.15% Mortgage Bonds, Series 2009A due 2019” of the Company (“Bonds of the Twelfth Series”).
          (b) The Bonds of the Twelfth Series may be issued without limitation as to aggregate principal amount except as provided in the Indenture and this Supplemental Indenture. The Bonds of the Twelfth Series shall be initially issued in the aggregate principal amount of $400,000,000; provided that the Company may, without the consent of the Bondholders of the

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Outstanding Bonds of the Twelfth Series, issue additional Bonds of the Twelfth Series, without limitation as to aggregate principal amount except as provided in the Indenture and this Supplemental Indenture, having the same ranking, interest rate, maturity and other terms of the Bonds of the Twelfth Series. Such additional Bonds shall be part of the same series as the Bonds of the Twelfth Series and fungible with the initially issued Bonds of the Twelfth Series for U.S. federal tax purposes.
          (c) The Bonds of the Twelfth Series shall be registered Bonds without coupons and shall be dated as described in Section 2.03 of the Indenture except that the Bonds of the Twelfth Series initially issued shall be dated March 24, 2009. All Bonds of the Twelfth Series shall mature on April 1, 2019, subject to prior redemption pursuant to Section 2 of this Article I. All Bonds of the Twelfth Series shall be issued initially in the form of one or more global bonds to or on behalf of The Depository Trust Company (“DTC”), as depositary therefore, and registered in the name of such depositary or its nominee.
          (d) The principal and interest on the Bonds of the Twelfth Series shall be payable in lawful money of the United States of America. The place where such principal shall be payable shall be at the principal office of the Trustee in Kansas City, Missouri (or at the principal office of any successor in trust). The place where interest shall be payable shall be the principal office of the Trustee in Kansas City, Missouri (or at the principal office of any successor in trust), or by check mailed to the registered holders of Bonds of the Twelfth Series. Notwithstanding the foregoing, with respect to Bonds of the Twelfth Series in the form of one or more global bonds registered in the name of DTC or its nominee, the Company may make payments of principal of, redemption price of, and interest on such global bond pursuant to and in accordance with such arrangements as are agreed upon by the Company and the depositary for the Bonds of the Twelfth Series.
          (e) The rate of interest on the Bonds of the Twelfth Series shall be 7.15% per annum, payable semi-annually on April 1 and October 1 each year, commencing October 1, 2009. The first interest period for the Bonds of the Twelfth Series shall begin on March 24, 2009. Interest will accrue on the unpaid portion of the principal of the Bonds of the Twelfth Series from the last date to which interest was paid, or if no interest has been paid from the date of the original issuance of the Bonds of the Twelfth Series until the entire principal amount of the Bonds of the Twelfth Series is paid.
          (f) The Company shall have no obligation to redeem or purchase any Bonds of the Twelfth Series pursuant to any sinking fund or analogous requirement or upon the happening of a specified event or at the option of a holder of any Bonds of the Twelfth Series.
          (g) The Bonds of the Twelfth Series shall be subject to redemption as set forth in Section 2 of this Article I.
          (h) So long as there is no existing default in the payment on the Bonds of the Twelfth Series, the person in whose name any Bond of the Twelfth Series is registered at the close of business on any record date with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date, notwithstanding any transfer or exchange of such Bond of the Twelfth Series subsequent to the record date and on or prior to

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such interest payment date, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case defaulted interest shall be paid to the person in whose name such Bond of the Twelfth Series is registered on the date of payment of such defaulted interest.
          As used in this Section 1, the term “default in the payment of interest” means failure to pay interest due on the applicable interest payment date disregarding any period of grace permitted by Section 12.02 of the Indenture, and the term “record date” with respect to each April 1 interest payment date means the March 15 immediately preceding such April 1, and with respect to each October 1 interest payment date means the September 15 immediately preceding such October 1.
          SECTION 2. The Bonds of the Twelfth Series shall be redeemable prior to maturity, in whole at any time or in part from time to time, at the option of the Company, at the redemption prices hereinafter stated, on notice given in the manner and with the effect provided in this Section 2 and in Article IX of the Indenture.
     The redemption prices of Bonds of the Twelfth Series redeemed at the option of the Company shall be equal to the greater of: (i) 100% of the principal amount of the Bonds of the Twelfth Series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of the Twelfth Series to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 50 basis points, plus, in each case, accrued interest thereon to the date of redemption.
     Notwithstanding the foregoing, so long as there is no existing default in the payment on the Bonds of the Twelfth Series, installments of interest on Bonds of the Twelfth Series that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date according to the Bonds of the Twelfth Series and the Indenture, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case defaulted interest shall be paid to the person in whose name such Bond of the Twelfth Series is registered on the date of payment of such defaulted interest.
     For purposes of this Section 2:
“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Bonds of the Twelfth Series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds of the Twelfth Series.
“Comparable Treasury Price” means, with respect to any redemption date: (i) the average of the four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.

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“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.
“Reference Treasury Dealer” means (i) each of Banc of America Securities LLC, BNP Paribas Securities Corp. and J.P. Morgan Securities Inc., or their affiliates, and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in the United States of America (“Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, and (ii) one other Primary Treasury Dealer that the Company selects.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
     Except as hereinafter provided, notice of redemption of Bonds of the Twelfth Series shall be mailed by or on behalf of the Company, postage prepaid, at least thirty and not more than forty days prior to such date of redemption, to the registered owners of all Bonds of the Twelfth Series to be so redeemed, at their respective addresses appearing upon the registry books. Any notice which is mailed as herein provided shall be conclusively presumed to have been properly and sufficiently given on the date of such mailing, whether or not the holder receives the notice. In any case, failure to give due notice by mail, or any defect in the notice, to the registered owners of any Bonds of the Twelfth Series designated for redemption as a whole or in part, shall not affect the validity of the proceedings for the redemption of any other Bond.
          SECTION 3. Bonds of the Twelfth Series may be issued in denominations of $1,000 numbered consecutively from “R1” upward and in such multiples of $1,000 as the Company may authorize, appropriately numbered, the execution and delivery thereof to be conclusive evidence of such authorization.
     The form of the Bonds of the Twelfth Series shall be substantially as follows (any of the provisions of such Bond may be set forth on the reverse side thereof):
(FORM OF BOND OF THE TWELFTH SERIES)
[For so long as this global bond is deposited with or on behalf of the Depository Trust Company, it shall bear the following legend.] This security is a global security within the meaning of the Indenture hereinafter referred to and is registered in the name of a depositary or a nominee thereof. This security may not be exchanged in whole or in part for a security registered, and no transfer of this security in whole or in part may be registered, in the name of any person other than such depositary or a nominee thereof, except in the limited circumstances described in the indenture or any supplement thereto.

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Unless this certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation (“DTC”), to Kansas City Power & Light Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
KANSAS CITY POWER & LIGHT COMPANY
7.15% MORTGAGE BONDS, SERIES 2009A DUE 2019

Interest Rate: 7.15% per annum	Principal Sum $
Maturity Date: April 1, 2019	CUSIP No. 485134 BL3
Registered Holder:
          Kansas City Power & Light Company, a Missouri corporation (“Company”), for value received, hereby promises to pay to                     or registered assigns, on April 1, 2019, at the principal office of the Trustee hereinafter named, in Kansas City, Missouri (or at the principal office of any successor in trust), the sum of $                    , and to pay interest thereon from the date hereof at the rate of 7.15% per annum, payable semi-annually as provided in the indenture hereinafter mentioned, on the first day of April and on the first day of October in each year, commencing October 1, 2009, until the Company’s obligation with respect to the payment of such principal sum shall be discharged as provided in the indenture hereinafter mentioned; provided that, so long as there is no existing default in the payment of interest and except for the payment of defaulted interest, the interest payable on any April 1 will be paid to the person in whose name this Bonds was registered at the close of business on the preceding March 15, or on any October 1 will be paid to the person in whose name this Bond was registered at the close of business on the preceding September 15. The principal of and any premium or interest on this Bond of the Twelfth Series are payable in lawful money of the United States of America.
          This Bond of the Twelfth Series is one, of the series hereinafter specified, of the bonds of the Company (“Bonds”) known as its “Mortgage Bonds,” issued and to be issued in one or more series under and secured by a General Mortgage Indenture and Deed of Trust dated as of December 1, 1986 (“Indenture”), duly executed by the Company to UMB Bank, N.A., (formerly United Missouri Bank of Kansas City, N.A.), Trustee (“Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the terms and conditions upon which the Bonds are, and are to be, issued and secured, and the rights of the owners of the Bonds and of the Trustee in respect of such security, and the prior liens to which the security for the Bonds is junior; capitalized terms used in this Bond of the Twelfth Series have the respective meanings set forth in the Indenture. As provided in the Indenture, the Bonds may be various principal sums, are issuable in series, may mature at different times, may bear interest at different rates and may otherwise vary as therein provided; and this Bond of the Twelfth Series is one of a series entitled “7.15% Mortgage Bonds, Series 2009A due 2019,” created by a Twelfth Supplemental Indenture dated as of March 1, 2009, as provided for in the Indenture. With the

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consent of the holders of more than 50% in aggregate principal amount of the Outstanding Bonds, the Company and the Trustee may from time to time and at any time, enter into a Supplemental Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any provision of the Indenture or of any Supplemental Indenture or of modifying in any manner the rights of the holders of the Bonds and any coupons; provided, however, that (i) no such Supplemental Indenture shall, without the consent of the holder of each Outstanding Bond affected thereby (A) extend the fixed maturity of any Bonds, change any terms of any sinking fund or analogous fund or conversion rights with respect to any Bonds, or reduce the rate or rates or extend the time of payment of interest thereon, or reduce the principal amount thereof, or, subject to certain exceptions, limit the right of a holder of Bonds to institute suit for the enforcement of payment of principal of or any premium or interest on such Bonds in accordance with the terms of said Bonds, or (B) reduce the aforesaid percentage of Bonds, the holders of which are required to consent to any such Supplemental Indenture, or (C) permit the creation by the Company of any Prior Lien, and (ii) no such action which would affect the rights of holders of Bonds of only one series may be taken unless approved by the holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such series affected, but if any such action would affect the Bonds of two or more series, the approval of such action on behalf of the holders of Bonds of such two or more series may be effected by holders of more than 60% in aggregate principal amount of the Outstanding Bonds of such two or more series, which need not include 60% in principal amount of Outstanding Bonds of each of such series; provided, however, that, in no event shall such action be effective unless approved by holders of more than 50% in aggregate principal amount of all the then Outstanding Bonds of all such series.
          The Bonds of the Twelfth Series shall be redeemable, prior to maturity, in whole at any time or in part from time to time, at the option of the Company, at a redemption price equal to the greater of: (i) 100% of the principal amount of the Bonds of the Twelfth Series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of the Twelfth Series to be redeemed (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus 50 basis points, plus, in each case, accrued interest thereon to the date of redemption.
          Notwithstanding the foregoing, so long as there is no existing default in the payment on the Bonds of the Twelfth Series, installments of interest on Bonds of the Twelfth Series that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on the interest payment date to the registered holders as of the close of business on the relevant record date according to the Bonds of the Twelfth Series and the Indenture, except as and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case defaulted interest shall be paid to the person in whose name such Bond of the Twelfth Series is registered on the date of payment of such defaulted interest.
          For purposes of determining the redemption price:
          “Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Bonds of the Twelfth Series to be redeemed that would be utilized, at the time of selection

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and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds of the Twelfth Series.
“Comparable Treasury Price” means, with respect to any redemption date: (i) the average of the four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations, or (iii) if only one Reference Treasury Dealer Quotation is received, such quotation.
“Quotation Agent” means the Reference Treasury Dealer appointed by the Company.
“Reference Treasury Dealer” means (i) each of Banc of America Securities LLC, BNP Paribas Securities Corp. and J.P. Morgan Securities Inc., or their affiliates, and their respective successors, unless any of them ceases to be a primary U.S. Government securities dealer in the United States of America (“Primary Treasury Dealer”), in which case the Company will substitute therefor another Primary Treasury Dealer, and (ii) one other Primary Treasury Dealer that the Company selects.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.
“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
          Notice of any redemption of Bonds of the Twelfth Series shall be mailed by or on behalf of the Company, postage prepaid, at least thirty and not more than forty days prior to such date of redemption, to the registered owners of all Bonds of the Twelfth Series to be so redeemed, at their respective addresses appearing upon the registry books, as more fully provided in the Indenture and said Twelfth Supplemental Indenture. Notice of redemption having been duly given, the Bonds of the Twelfth Series called for redemption shall become due any payable upon the redemption date and, if the redemption price shall have been deposited with the Trustee, interest thereon shall cease to accrue on and after the redemption date, and whenever the redemption price thereof shall have been deposited with the Trustee and notice of redemption shall have been duly given or provision therefor made, such Bonds of the Twelfth Series shall no longer be entitled to any lien or benefit of the Indenture.
          In the event that this Bond of the Twelfth Series shall not be presented for payment when the principal hereof becomes due, either at maturity or otherwise, and the Company shall have on deposit with the Trustee in trust for the purpose, on the date when this Bond of the Twelfth Series is due, funds sufficient to pay the principal of this Bond of the Twelfth Series, together with all interest due hereon to the date of maturity of this Bond of the Twelfth Series, for the use and benefit of the Registered Owner hereof, then all liability of the Company to the Registered Holder of this Bond of the Twelfth Series for the payment of the

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principal hereof and any premium or interest hereon shall forthwith cease, determine and be completely discharged and the right of such Registered Holder of this Bond of the Twelfth Series for the payment of the principal hereof and any premium or interest hereon shall forthwith cease, determine and be completely discharged and such Registered Holder shall no longer be entitled to any lien or benefit of the Indenture.
          In case an event of Default shall occur, the principal of this Bond of the Twelfth Series may become or be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.
          This Bond of the Twelfth Series is transferable by the Registered Holder hereof in person or by an attorney duly authorized in writing, at the principal office of the Trustee in Kansas City, Missouri (or at the principal office of any successor in trust), upon surrender and cancellation of this Bond of the Twelfth Series, and upon any such transfer a new registered Bond of the Twelfth Series without coupons of the same series for the same principal amount will be issued to the transferee in exchange herefor and Bonds of this series may, at the option of the Registered Holder and upon surrender at said office of the Trustee (or any successor in trust), or at said office or agency of the Company, be exchanged for registered Bonds of this series of the same aggregate principal amount of other authorized denominations, all without service charge (except for any stamp tax or other governmental charge).
          The Company and the Trustee may deem and treat the person in whose name this Bond of the Twelfth Series is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.
          No recourse shall be had for the payment of the principal of or any premium or interest on this Bond of the Twelfth Series, or for any claim based hereon or otherwise in respect hereof or of the Indenture or any Supplemental Indenture, against any incorporator, stockholder, director or officer, past, present or future, of the Company or of any predecessor corporation, as such, either directly or through the Company or of any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability of incorporators, stockholders, directors and officers being waived and released by every owner hereof by the acceptance of this Bond of the Twelfth Series and as part of the consideration for the issue hereof, and being likewise waived and released by the terms of the Indenture.
          This Bond of the Twelfth Series shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been executed by the Trustee or its successor in trust under said Indenture.

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          IN WITNESS WHEREOF, KANSAS CITY POWER & LIGHT COMPANY has caused this Bond of the Twelfth Series to be executed in its name by the manual or facsimile signature of its Chairman of the Board, Chief Executive Officer, President or a Vice President, and its corporate seal to be impressed or imprinted hereon and attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries.

KANSAS CITY POWER & LIGHT COMPANY

By
Authorized Signature
Dated:

Attest:

Secretary or Assistant Secretary
          The form of Trustee’s certificate to appear on all Bonds of the Twelfth Series shall be substantially as follows:
(FORM OF TRUSTEE’S CERTIFICATE)
          This Bond of the Twelfth Series is one of the Bonds of the series designated therein, described in the within-mentioned Indenture and Twelfth Supplemental Indenture.

UMB BANK, N.A.,
as Trustee.

By

Authorized Signature
          SECTION 4. Bonds of the Twelfth Series shall be exchangeable upon surrender thereof at the principal office of the Trustee in Kansas City, Missouri (or at the principal office of any successor in trust) for registered Bonds without coupons of the same aggregate principal amount but of different authorized denomination or denominations, such exchanges to be made without service charge (except for any stamp tax or other governmental charge).

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          SECTION 5. Until Bonds of the Twelfth Series in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, Bonds of the Twelfth Series in temporary form as provided in Section 2.08 of the Indenture.
          SECTION 6. Definitive Bonds of the Twelfth Series may be in the form of fully engraved Bonds or Bonds printed or lithographed with steel engraved borders.
ARTICLE II.
ISSUE OF BONDS OF THE TWELFTH SERIES
          SECTION 1. The Bonds of the Twelfth Series may be executed, authenticated and delivered from time to time as permitted by the provisions of Article III, IV, V or VI of the Indenture.
ARTICLE III.
THE TRUSTEE.
          SECTION 1. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.
          Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture other than as set forth in the Indenture; and this Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents as if the same were herein set forth at length.
ARTICLE IV.
MISCELLANEOUS PROVISIONS
          SECTION 1. Except insofar as herein otherwise expressly provided, all the provisions, definitions, terms and conditions of the Indenture, as amended, shall be deemed to be incorporated in, and made a part of, this Supplemental Indenture; and the Indenture as supplemented and amended by this Supplemental Indenture is in all respects ratified and confirmed; and the Indenture, as amended, and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.
          SECTION 2. Nothing in this Supplemental Indenture is intended, or shall be construed to give to any person or corporation, other than the parties hereto and the holders of Bonds of the Twelfth Series issued and to be issued under and in respect of this Supplemental Indenture, or under any covenant, condition or provision herein contained, all the covenants, conditions and provisions of this Supplemental Indenture being intended to be, and being, for the

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sole and exclusive benefit of the parties hereto and of the holders of Bonds of the Twelfth Series issued and to be issued under the Indenture and secured thereby.
          SECTION 3. All covenants, stipulations and agreements in this Supplemental Indenture contained by or on behalf of the Company shall bind and (subject to the provisions of the Indenture, as amended) inure to the benefit of its successors and assigns, whether so expressed or not.
          SECTION 4. The headings of the several Articles of this Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.
          SECTION 5. This Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument.
          SECTION 6. In case any provision in this Supplemental Indenture or the Bonds of the Twelfth Series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
          SECTION 7. If any provision in this Supplemental Indenture limits, qualifies or conflicts with another provision hereof that is required to be included herein by any provisions of the Trust Indenture Act, such required provision shall control.

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          IN WITNESS WHEREOF, KANSAS CITY POWER & LIGHT COMPANY has caused this Supplemental Indenture to be executed by its Chairman of the Board, President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by its Secretary or one of its Assistant Secretaries, and UMB BANK, N.A., as Trustee as aforesaid, has caused the same to be executed by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed, duly attested by one of its Assistant Secretaries, as of the day and year first above written.

KANSAS CITY POWER & LIGHT COMPANY

By	/s/ Terry Bassham
Terry Bassham
Executive Vice President – Finance and Strategic Development and Chief Financial Officer

[Seal]
Attest:

/s/ Mark G. English Mark G. English Assistant Secretary

UMB BANK, N.A.
By	/s/ Anthony P. Hawkins
Anthony P. Hawkins
Vice President

[Seal]
Attest:

/s/ Jason E. McConnell Secretary or Assistant Secretary

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STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)
          On this 16th day of March, 2009, before me, a Notary Public in and for said County in the State aforesaid, personally appeared Terry Bassham, to me personally known, who, being by me duly sworn, did say that he is Executive Vice President – Finance and Strategic Development and Chief Financial Officer of KANSAS CITY POWER & LIGHT COMPANY, a Missouri corporation, one of the corporations described in and which executed the foregoing instrument, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said Terry Bassham acknowledged said instrument and the execution thereof to be the free and voluntary act and deed of said corporation.
          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

/s/ Renee Ray
Notary Public

My commission expires: 8/30/2010

14

STATE OF MISSOURI	)
) ss
COUNTY OF JACKSON	)
          On this 16th day of March, 2009, before me, a Notary Public in and for said County in the State aforesaid, personally appeared Anthony P. Hawkins, to me personally known, who, being by me duly sworn, did say that he is Vice President of UMB Bank, N.A., a national banking association organized and existing under the laws of the United States of America, one of the corporations described in and which executed the foregoing instrument, that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said Anthony P. Hawkins acknowledged said instrument and the execution thereof to be the free and voluntary act and deed of said corporation.
          IN WITNESS WHEROF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid the day and year first above written.

/s/ Della Jones
Notary Public

My commission expires: 2/21/2011

15

SCHEDULE A
REAL ESTATE IN KANSAS
All of the following described real estate of the Company situated in the State of Kansas:
1. COFFEY COUNTY
     A. Wolf Creek Generating Station
An undivided 47 percent interest in and to the following real estate subject to that certain December 28, 1981, Ownership Agreement between Kansas City Power & Light Company, Kansas Gas and Electric Company, and Kansas Electric Power Cooperative, Inc. recorded at the Office of the Register of Deeds in Coffey County, Kansas, Book No. W, Pages 465-500, respectively:
Beginning at the west quarter corner of Section 24, Township 20, Range 15; thence East to the northeast corner of the west half of the west half of the southeast quarter of said Section 24; thence South to the southeast corner of the west half of the northwest quarter of the northeast quarter of Section 25, Township 20, Range 15; thence West to the west line of the northeast quarter of said Section 25; thence South to the south quarter corner of said Section 25; thence West to a point 797.8 feet east of the northwest corner of the northwest quarter of Section 36, Township 20, Range 15; thence South 520 feet; thence Southeasterly to a point 1020 feet west of the southeast corner of the north half of the northwest quarter of said Section 36; thence South 200 feet; thence West 621.85 feet; thence South 1198.97 feet; thence Southeasterly 350.7 feet to a point 180 feet south of the northeast corner of the west half of the southwest quarter of said Section 36; thence South to the northeast corner of the southwest quarter of the southwest quarter of said Section 36; thence East to the east line of the west half of said Section 36; thence South to the south quarter corner of said Section 36; thence East to the southwest corner of the east half of the southeast quarter of the southeast quarter of said Section 36; thence North to the northwest corner of the east half of the southeast quarter of the southeast quarter of said Section 36; thence East to the northeast corner of the west half of the southwest quarter of the southwest quarter of Section 31, Township 20, Range 16; thence South to the southeast corner of said west half of the southwest quarter of the southwest quarter; thence East to the northeast corner of Section 6, Township 21, Range 16; thence South to the northwest corner of the south half of the north half of Section 5, Township 21, Range 16; thence East to the northeast corner of the southwest quarter of the northwest quarter of Section 4, Township 21, Range 16; thence South to the southeast corner of the southwest quarter of the southwest quarter of said Section 4; thence West to the northeast corner of Section 8, Township 21, Range 16; thence South to the southeast corner of said Section 8; thence West 1704.96 feet; thence South to the north line of the south half of the northeast quarter of Section 17, Township 21, Range 16; thence East to the northeast corner of the south half of the northwest quarter of Section 16, Township 21, Range 16; thence South to the south quarter corner of Section 21, Township 21, Range 16; thence West to a point 450 feet west of the southeast corner of Section 20, Township 21, Range 16; thence South to a point 450 feet west of the east quarter corner of Section 29, Township 21, Range 16; thence West to the center of said Section 29; thence South to the southeast corner of the north half of the southwest quarter of said Section 29; thence West to the southwest corner of said north half of the southwest quarter; thence North to the southeast corner of the north 70 acres of the southeast quarter of Section 30, Township 21, Range 16; thence West to the southwest corner of the north 70 acres of said southeast quarter; thence North to the center of said Section 30; thence West to the west quarter corner of said Section 30; thence North to the northwest corner of said Section 30; thence West to the southwest corner of the east half of the east half of the southeast quarter of Section 24, Township 21, Range 15; thence North to the northwest corner of said east half of the east half of the southeast quarter; thence East to the southeast corner of the northeast quarter of said Section 24; thence North to the southeast corner of the northeast quarter of the southeast quarter Section 13, Township 21, Range 15; thence West to the southwest corner of said northeast quarter of the southeast quarter; thence North to the northwest corner of said northeast quarter of the southeast quarter; thence West to the center of said Section 13; thence North to the north quarter corner of said Section 13; thence West to the southwest corner of the southeast quarter of the southwest quarter of Section 12, Township 21, Range 15; thence North to the northwest corner of said southeast quarter of the southwest quarter; thence West to the southwest corner of the northwest quarter of the southwest quarter of said Section 12; thence North to the northwest corner of said Section 12; thence West to the southwest corner of the east half of the southeast quarter of Section 2, Township 21, Range 15; thence

North 1700 feet; thence West 670 feet; thence North to the north line of the south half of the northeast quarter of said Section 2; thence West to the northwest corner of the south half of the northeast quarter of said Section 2; thence North to a point 1050 feet south of the north line of said Section 2; thence West 600 feet; thence North to a point 720 feet west of the northeast corner of the southeast quarter of Section 34, Township 20, Range 15; thence East to the center of Section 35, Township 20, Range 15; thence North to the center of Section 26, Township 20, Range 15; thence East to the southeast corner of the west half of the southeast quarter of the northeast quarter of said Section 26; thence North to the northeast corner of said west half of the southeast quarter of the northeast quarter; thence East to the east line of said Section 26; thence North to the west quarter corner of Section 24, Township 20, Range 15 being the point of beginning, except Stringtown Cemetery and except a tract in the northeast quarter of the northeast quarter of Section 1, Township 21, Range 15 described as beginning at a point 1060.0 feet south of northeast corner of said northeast quarter; thence West 446.9 feet; thence South 730.0 feet; thence East 446.0 feet; thence North 726.2 feet to the point of beginning.
With respect to the following properties, which are contained within the above perimeter description, said properties are held by way of an easement acquired by way of condemnation and are subject to certain rights of reversion:
The Southeast 1/4 of the Southwest 1/4 of Section 35, Township 20 South, Range 15 East, and a tract beginning at the Northwest corner of the South 1/2 of the Southeast Quarter of Section 35, Township 20 South, Range 15 East; thence South 89 degrees, 53 minutes, 38 seconds. East, 410.00 feet along the North line of the South one-half of said quarter section; thence South 00 degrees, 38 minutes, 42 seconds. West, 400.00 feet parallel with the West line of said quarter section; thence South 46 degrees, 16 minutes, 17 seconds. West, 148.58 feet; thence North 89 degrees, 53 minutes, 38 seconds. West, 303.79 feet to a point on the West line of said quarter section; thence North 00 degrees, 38 minutes, 42 seconds. East, 502.91 feet to the Point of Beginning.
A tract in Section 1, Township 21, Range 15 described as commencing at a point situated in the center of Wolf Creek about 41 rods west of the southeast corner of said Section 1; thence West on said section line to another point in the center of said Wolf Creek; thence down the center of said creek to the place of beginning.
The east half of the northwest quarter, the east half of the southwest quarter, the northwest quarter of the southwest quarter, the west half of the northeast quarter and the northeast quarter of the northeast quarter of Section 12, Township 21, Range 15, except that part of the north half of the northeast quarter of Section 12 lying north of Wolf Creek.
The north half of the southwest quarter of the northeast quarter and the southwest quarter of the southwest quarter of the northeast quarter of Section 30, Township 21 South, Range 16.
The west half of the northwest quarter of Section 29 and the southeast quarter of the northeast quarter and the southeast quarter of the southwest quarter of the northeast quarter of Section 30, all in Township 21, Range 16.
The north half of the southeast quarter and the south half of the southwest quarter of Section 19, Township 21, Range 16, except a tract 16 rods X 20 rods for a school located in the southeast corner thereof.
Legal description of other lands to be held as jointly owned “Property” for operation of Wolf Creek Station.
The south half of the north half and the east half of the southeast quarter and the east half of the west half of the southeast quarter, all in Section 24, Township 20, Range 15.
The east half of the northeast quarter and the east half of the west half of the northeast quarter and the west half of the southwest quarter of the northeast quarter, all in Section 25, Township 20, Range 15.
The west half of the east half of the northeast quarter and the east half of the northeast quarter of the northeast quarter, all in Section 26, Township 20, Range 15.
The east half of the southeast quarter of Section 34, Township 20, Range 15 except the east 720 feet thereof.

The northwest quarter of the northeast quarter, the northeast quarter of the southwest quarter and the southwest quarter of the southeast quarter and the northeast quarter of the southeast quarter and the west half of the southeast quarter of the southeast quarter, all in Section 36, Township 20, Range 15.
The North Half of the Northwest Quarter (N 1/2 NW 1/4) of Section Thirty-six (36), Township Twenty (20), Range Fifteen (15), less the following tract:   Beginning at the Northwest corner of Section Thirty-six (36), thence at a bearing of S 88 degrees 34’ 04” E for a distance of 797.8 feet, thence at a bearing of S 1 degree 31’ 34” W for a distance of 520 feet, thence at a bearing of S 44 degrees 18’ 24” E for a distance of 1,142.2 feet to a point on the South line of said North Half of the Northwest Quarter (N 1/2 NW 1/4) which point is 1,020 feet westerly of the Southeast corner of said North Half of the Northwest Quarter (N 1/2 NW 1/4), thence at a bearing of N 88 degrees 40’ 03” W for a distance of 1,620.0 feet to the Southwest corner of said North Half of the Northwest Quarter (N 1/2 NW 1/4), thence at a bearing of N 1 degree 34’ 00” E for a distance of 1,320 feet to the beginning.
The west half of Section 31, Township 20, Range 16 except the west half of the southwest quarter of the southwest quarter.
The northwest quarter and the northeast quarter of the southwest quarter and the northwest quarter of the southeast quarter of Section 13, Township 21, Range 15.
The north half of the northwest quarter of Section 5, Township 21, Range 16.
The west half of the northwest quarter of Section 9, Township 21, Range 16.
The east half of the northwest quarter of Section 34, Township 21, Range 16, less a tract beginning at the northwest corner of said east half of the northwest quarter; thence South to Long Creek; thence up Long Creek at a low-water mark in a northeasterly direction to the section line; thence due West to the place of beginning.
2. FORD COUNTY AND HODGEMAN COUNTY
     A. Spearville Wind Energy Facility
That part of the Northeast Quarter of Section 20, Township 25 South, Range 22 West of the 6th Principal Meridian, Ford County, Kansas, described as follows:
Commencing at the Northeast corner of said Section 20; thence on the assumed bearing basis of South 01 degrees 01’ 30” West, along the East line of said Northeast Quarter for a distance of 471.00 feet to the point of beginning of the tract to be described; thence continuing on said bearing South 01 degrees 01’30” West along said East line, for a distance of 992.79 Feet to the Northeast corner of a tract originally conveyed in Deed Book 174 at Pages 195-196 of the Ford County Register of Deeds records; thence on a bearing of South 89 degrees 36’32” West, along the north line of said tract for a distance of 490.70 feet; thence on a bearing of North 01 degrees 01’30” East for a distance of 983.92 feet; thence on a bearing of North 88 degrees 34’24” East, along a line that is 2 feet South of the South fence of the Silent Land Cemetery, for a distance of 491.00 feet to the Point of Beginning. Containing 11.13 Acres inclusive of County Road Right-of-Way, subject to an ingress, egress and utility easement across the North 50 feet of the above described tract.
     Such rights of the Company in and to easement upon the following tracts:
Tract 1:
NTS 05333291
Helen A. Asher, Trustee of the “Asher-Family Living Trust dated November 9, 2002

Tract 2:
NTS 05333293
Joan Brock
Tract 3:
NTS 05333294
Crustbuster, Inc. a/k/a CrustBuster, Inc. a/k/a Crust Buster, Inc.
Tract 4:
NTS 05333301
Timothy J. Durler
Tract 5:
NTS 05333303
Kermit and Nina Froetschner
Tract 6:
NTS 05333304
Darlene V. Gleason, Lift Estate; Joseph M. Gleason, James J. Gleason, Patrick T. Gleason,
Philip D. Gleason, Steven G. Gleason, Richard R. Gleason, and Roger R. Gleason, Darlene Gleason
Tract 7:
NTS 05333312
Cecil and Hazel Herron, Trustees of the Cecil and Hazel Herron Trust, dated August 19, 2002
Tract 8:
NTS 05333313
Alan and Julie Hines
Tract 9:
NTS 05333316
Marian Holt Living Trust
Tract 10:
NTS 05333325
Anthony J. Mages
Tract 11:
NTS 05333328
Leroy and Bernice T. Mages Revocable Trust — 1/2 interest
Kevin Mages — 1/2 interest
Tract 12:
NTS 05333329
Marvin M. McMillan, Saundra Sue Duckworth and Alan D. McMillan, as tenants in common
Tract 13:
NTS 05333330
Kenneth J. and Diana L. Nau
Tract 14:
NTS 05333351
Leland G. Stein and Annette Stein, as tenants in common
Tract 15:
NTS 05333361
Louise VanNahmen, as Trustee of the Sylvester and Louise VanNahmen Trust, under agreement dated January 21, 2003
Tract 16:
NTS 05333362
C. Edward Weilepp Revocable Trust
Tract 17:
NTS 05333381
Michael L. Alexander and Patricia J. Berglund

Tract 18:
NTS 05333382
Amy Leigh Asher
Tract 19:
NTS 05333385
George Bruce Deck as Trustee of The Bruce Deck Revocable Living Trust dated June 1, 1998
Tract 20:
NTS 05333389
Sharyl Lynn Thompson
3. JOHNSON COUNTY
     A. Southland Service Center
The Northeast Quarter of Section 7, Township 15, Range 25, in Johnson County, Kansas, EXCEPT: the North 220.5 feet of the East 639 feet thereof, AND EXCEPT those parts in street.
     B. Johnson County Service Center
TRACT I:
A tract of land in the Southwest Quarter of Section 8, Township 13, Range 24 in the City of Lenexa, Johnson County, Kansas, more particularly described as follows: Commencing at the Northwest corner of the Southwest Quarter of said Section 8; thence North 87 degrees 59 minutes 26 seconds East, along the North line of said; Southwest Quarter, a distance of 1420.67 feet; thence South 02 degrees 22 minutes 54 seconds East, a distance of 640.66 feet, to a point on the South right-of-way line of 108th Street, as now established, and to the point of beginning; thence Easterly, along said Southerly right-of-way line, and along a curve to the right, having a radius of 970.00 feet, a central angle of 14 degrees 26 minutes 32 seconds, and whose initial tangent bearing is North 73 degrees 32 minutes 54 seconds East, a distance of 244.51 feet, to a point of tangency; thence North 87 degrees 59 minutes 26 seconds East, continuing along said Southerly right-of-way line, a distance of 683.09 feet; thence South 02 degrees 13 minutes 25 seconds East, departing said Southerly right-of-way line, a distance of 591.18 feet (measured), 591.06 feet (deed); thence North 85 degrees 47 minutes 55 seconds West, a distance of 36.36 feet; thence North 80 degrees 19 minutes 42 seconds West, a distance of 524.68 feet; thence South 69 degrees 57 minutes 15 seconds West, a distance of 323.32 feet; thence South 54 degrees 10 minutes 20 seconds West, a distance of 12.10 feet; thence North 30 degrees 49 minutes 11 seconds West, a distance of 193.50 feet; thence North 06 degrees 09 minutes 30 seconds East, a distance of 65.22 feet; thence Westerly, along a curve to the right, having a radius of 163.70 feet, a central angle of 05 degrees 15 minutes 27 seconds, and whose initial tangent bearing is North 83 degrees 50 minutes 30 seconds West, a distance of 15.02 feet; thence South 06 degrees 09 minutes 30 seconds West, a distance of 65.53 feet; thence South 59 degrees 10 minutes 49 seconds West, a distance of 184.25 feet; thence North 30 degrees 49 minutes 11 seconds West, a distance of 344.55 feet (measured), 344.05 feet (deed), to a point on the Southerly right-of-way line of said 108th Street; thence North 59 degrees 10 minutes 49 seconds East, along said Southerly right-of-way line, a distance of 171.44 feet, to a point of curvature; thence Easterly, continuing along said Southerly right-of-way line, and along a curve to the right, having a radius of 970.00 feet, and a central angle of 14 degrees 22 minutes 05 seconds, a distance of 243.25 feet, to a point of beginning, except that part in road.
TRACT II:
A tract of land, located in and being a part of the Southwest Quarter of Section 8, Township 13, Range 24, in the City of Lenexa, Johnson County, Kansas, more particularly described as follows: Commencing at the Northwest corner of the Southwest Quarter of said Section 8; thence North 87 degrees 59 minutes 26 seconds East, along the North line of said Southeast Quarter, a distance of 1420.67 feet; thence South 02 degrees 22 minutes 54 seconds East, a distance of 1094.55 feet; thence North 30 degrees 49 minutes 11 seconds West a distance of 117.92 feet to the True Point of Beginning; thence North 06 degrees 09 minutes 30 seconds East a distance of 65.22 feet; thence Westerly, along a curve to the left having a radius of 163.70 feet, a central angle of 05 degrees 15 minutes 27 seconds and whose initial tangent bearing North 83 degrees 50 minutes 30 seconds West a distance of 15.02 feet; thence South 06 degrees 09 minutes 30 seconds West a distance of 65.33 feet; thence North 59 degrees 10 minutes 49 seconds East a distance of 11.75 feet; thence South 30 degrees 49 minutes 11 seconds East a distance of 9.32 feet to the point of beginning.
     C. West Gardner Substation and Combustion Turbines
TRACT I:
The North Half of the Southeast Quarter of Section 32, Township 14, Range 22, Johnson County, Kansas; EXCEPT the North 27 rods (445.5 feet) of the West 12 rods (198 feet) thereof.
AND EXCEPT Beginning on the West line of the Southeast Quarter of Section 32, Township 14, Range 22, at a point 397.50 feet South of the Northwest corner thereof; thence South along said West line a distance of 48 feet; thence South 89 degrees 55 minutes 45 seconds East a distance of 218 feet; thence North 0 degrees 36 minutes 41 seconds West a distance of 48 feet; thence North 89 degrees 55 minutes 45 seconds West a distance of 218 feet, to the point of beginning, except that part of subject property described as and being apart of the North 27 rods (445.5 feet) of the West 12 rods (198 feet) thereof.
AND EXCEPT Beginning on the North line of the Southeast Quarter of Section 32, Township 14, Range 22, Johnson County, Kansas, at a point 198 feet East of the West line of said Section; thence South 89 degrees 55 minutes 45 seconds East along said North line a distance of 24 feet; thence South 00 degrees 36 minutes 41 seconds East a distance of 397.50 feet; thence North 89 degrees 55 minutes 45 seconds West a distance of 24 feet; thence North 00 degrees 36 minutes 41 seconds West, a distance of 397.50 feet to the point of beginning.
TRACT II:
The part of the Northwest Quarter of the Southwest Quarter of Section 33, Township 14 South, Range 22 East, of the 6th P.M., in Johnson County, Kansas, lying West of the existing fence line and more particularly described as follows: Commencing at the West Quarter corner of Section 33, Township 14 South, Range 22 East; thence South 00 degrees 02 minutes 04 seconds East, along the West line of the Northwest Quarter of the Southwest Quarter of Section 33, a distance of 196.00 feet to the point of beginning; thence following the existing fence line, the following 14 courses; thence South 21 degrees 51 minutes 03 seconds East, 21.55 feet; thence South 85 degrees 47 minutes 21 seconds East 29.69 feet; thence South 15 degrees 17 minutes 19 seconds East 91.21 feet; thence South 06 degrees 50 minutes 34 seconds East 67.48 feet; thence South 00 degrees 46 minutes 13 seconds West 71.41 feet; thence South 03 degrees 34 minutes 03 minutes East 48.69 feet; thence South 02 degrees 48 minutes 19 seconds West 20.02 feet; thence South 06 degrees 33 minutes 37 seconds West 26.17 feet; thence South 15 degrees 54 minutes 27 seconds West 14.55 feet; thence South 09 degrees 33 minutes 34 seconds West 213.65 feet; thence South 00 degrees 30 minutes 16 seconds East 244.21 feet; thence South 00 degrees 23 minutes 41 seconds West 133.50 feet; thence South 00 degrees 45 minutes 37 seconds West 159.01 feet; thence South 14 degrees 08 minutes 19 seconds West 28.61 feet, to the South line of the Northwest Quarter of the Southwest Quarter of Section 33; thence North 89 degrees 20 minutes 57 seconds West, along that South line, a distance of 19.79 feet to the Southwest corner of the Northwest Quarter of the Southwest Quarter of Section 33; thence North 00 degrees 02 minutes 04 seconds West, along the West line of the Northwest Quarter of the Southwest Quarter of Section 33, a distance of 1132.06 feet to the point of beginning.
4. LINN COUNTY AND MIAMI COUNTY
     A. Paola Service Center
All of Block Forty-Two (42) in the City of Paola, Miami County, Kansas, including vacated alley.
Lots One (1), Two (2), Three (3), Four (4) and Five (5), in Block Forty-One (41) in the City of Paola, Miami County, Kansas, as shown on the recorded plat thereof.

Lots Six (6), Seven (7), Eight (8), Nine (9) and Ten (10), in Block Forty-One (41) in the City of Paola, Miami County, Kansas; and Also commencing at the Southeast corner of Block 41, in the City of Paola, Miami County, Kansas, thence in a Southwesterly direction along the West line of Silver Street 39 feet, thence West 275 feet, thence in a Northeasterly direction 39 feet to the Southwest corner of Block 41, thence East along the South line thereof to the place of beginning, all in the City of Paola, Miami County, Kansas.
     B. La Cygne Generating Station
An undivided one-half interest in and to the following described real estate subject to that certain April 19, 1971, Ownership Agreement between Kansas City Power & Light Company and Kansas Gas and Electric Company recorded at the Offices of the Registers of Deeds in Linn and Miami. Counties at Book No. MS-20, Page 187 and Book 233, Page 77, respectively: Beginning at the northwest corner of fractional Section 2, Township 20, Range 25, Linn County, Kansas, thence North 87° 42’ 44” East a distance of 984 feet, thence South 2° 17’ 16” East a distance of 48 feet, thence South 69° 52’ 44” West, thence South 49° 05’ 14” West to a point in the east line of Section 3, Township 20, Range 25, which point is 455 feet south of the northeast corner of said Section 3 (and 455 feet south of the northwest corner of said fractional Section 2), measured along the east line of said Section 3, thence Southerly along the east line of said Section 3 to the southeast corner of the northeast quarter of said Section 3, thence Westerly along the south line of the northeast quarter of said Section 3 to the northeast corner of the southwest quarter of said Section 3, thence Southerly along the east line of the southwest quarter of said Section 3 to a point which is 2 rods north, measured along said east line of the southwest quarter of said Section 3, of the south line of the northeast quarter of the southwest quarter of said Section 3, thence Westerly parallel with the south line of said northeast quarter of the southwest quarter of Section 3, a distance of 22 rods, thence Southerly parallel with the east line of the northeast quarter of the southwest quarter of said Section 3, a distance of 2 rods, thence Westerly along the south line of the north half of the southwest quarter of said Section 3 to the east line of Section 4, Township 20, Range 25, thence Southerly along the east line of Section 4 to the southeast corner of said Section 4, thence Westerly along the south line of said Section 4 to the west line of the southeast quarter of the southwest quarter of said Section 4, thence Northerly along the west line of the southeast quarter of the southwest quarter of said Section 4 to the southeast corner of the northwest quarter of the southwest quarter of said Section 4, thence Westerly along the south line of the northwest quarter of the southwest quarter of said Section 4 to the east line of Section 5, Township 20, Range 25, and continuing Westerly along the south line of the northeast quarter of the southeast quarter of said Section 5 to the west line of the northeast quarter of the southeast quarter of said Section 5, thence Northerly along the west line of the northeast quarter of the southeast quarter of said Section 5 to the south line of the northeast quarter of said Section 5, thence Westerly along the south line of the northeast quarter of Section 5 to the west line of the northeast quarter of said Section 5, thence Northerly along the westerly line of the northeast quarter of said Section 5 to the southerly line of the northeast quarter of the northwest quarter of said Section 5, thence Westerly along the south line of the northeast quarter of the northwest quarter of Section 5 to, the west line of the northeast quarter of the northwest quarter of said Section 5, thence Northerly along the west line of the northeast quarter of the northwest quarter of Section 5 to the south line of Section 32, Township 19, Range 25, thence Westerly along the south line of said Section 32 to a point which is 45.32 rods east of the west line of said Section 32, measured along the south line of said Section 32, thence Northerly parallel with the west line of said Section 32, a distance of 1,000 feet, thence Westerly parallel with the south line of said Section 32 to the west line of said Section 32, thence Northerly along the west line of Section 32 to the southwest corner of Section 29, Township 19, Range 25, and continuing northerly along the west line of said Section 29 to the north line of the south half of the southwest quarter of said Section 29, thence Easterly along the north line of the south half of the southwest quarter of Section 29 to the north-south center line, of Section 29, thence Northerly along the north-south center line of Section 29, to the south line of Section 20, Township 19, Range 25, and continuing northerly along the north-south center line of said Section 20 to the southeast corner of the northwest quarter of said Section 20, thence Westerly along the south line of the northwest quarter of Section 20 to the west line of the northwest quarter of said Section 20, thence Northerly along the west line of the northwest quarter of said Section 20 to a point which is 330 feet south of the northwest corner of the northwest quarter of said Section 20, measured along the westerly line of said northwest quarter of section 20, thence Westerly parallel with the north line of the northeast quarter of the northeast quarter of Section 19, Township 19, Range 25, a distance of 200 feet, thence Northerly parallel with the east line of the northeast quarter of the northeast quarter of Section 19 to a point in the north line of’ said Section 19 (all of the foregoing being in Linn County, Kansas), said point also being in the south line of Section 18, Township 19, Range 25, Miami

County, Kansas, thence Northerly with the east line of the southeast quarter of said Section 18, a distance of 270 feet, thence Northerly to a point. which is 550 feet north of the southerly line, and 95 feet west of the easterly line, of the southeast quarter of the southeast quarter of said Section 18, thence Easterly parallel with the south line of the southeast quarter of the southeast quarter of said Section 18, a distance of 95 feet to the east line of the southeast quarter of the southeast quarter of said Section 18, and continuing easterly parallel with the south line of Section 17, Township 19, Range 25, a distance of 325 feet, thence Northerly parallel with the west line of said Section 17, a distance of 905 feet, thence Easterly parallel with the south line of said Section 17, a distance of 390 feet, thence Southeasterly to a point which is 580 feet north of the south line, and 155 feet west of the east line, of the west half of the southwest quarter of said Section 17, thence Easterly parallel with the south line of said Section 17 to a point in the west line of the east half of the southwest quarter of said Section 17, thence Northerly along the west line of the east half of the southwest quarter of Section 17, to the north line of the south half of said Section 17, thence Easterly along the north line of the south half of Section 17 to a point which is 77 rods west of the east line of the southwest quarter of the northeast quarter of Section 17 (measured along the north line of the south half of said Section 17), thence Northerly a distance of 16.315 rods, thence Easterly a distance of 7.267 rods, thence North 58° 49’ 39.8” East, a distance of 81.5 rods to a point in the west line of the southeast quarter of the northeast quarter of said Section 17, which point is 58.5 rods north of the southeast corner of the southwest quarter of the northeast quarter of said Section 17, measured along the west line of the southeast quarter of the northeast quarter of said Section 17, thence Northerly along the west line of the southeast quarter of the northeast quarter of said Section 17 to the north line of the southeast quarter of the northeast quarter of said Section 17, thence Easterly along the north line of the southeast quarter of the northeast quarter of said Section 17 to the west line of Section 16, Township 19, Range 25, thence Northerly along the west line of said Section 16 to the south line of Section 9, Township 19, Range 25, and continuing Northerly along the west line of said Section 9 to a point which is 26 rods south of the northeast corner of the southeast quarter of the southeast quarter of Section 8, Township 19, Range 25, thence Westerly 15 rods, thence North 34° 41’ 45” West, a distance of 31.619 rods to a point in the south line of the northeast quarter of the southeast quarter of said Section 8, which point is 33 rods west of the southeast corner of the northeast quarter of the southeast quarter of said Section 8, measured along the south line of said quarter quarter section, thence Westerly along the south line of the northeast quarter of the southeast quarter of said Section 8 to the west line of the northeast quarter of the southeast quarter of said Section 8, thence Northerly along the west line of the northeast quarter of the southeast quarter of said Section 8 to the southwest corner of the southeast quarter of the northeast quarter of said Section 8, and continuing along the west line of said southeast quarter of the northeast quarter of Section 8 to the south line of the northwest quarter of the northeast quarter of said Section 8, thence Westerly along the south line of the northwest quarter of the northeast quarter of said Section 8 and continuing along the south line of the north half of the northwest quarter of Section 8 to the west line of said Section 8, thence Northerly along the west line of Section 8 to the southwest corner of Section 5, Township 19, Range 25, and continuing northerly along the west line of Section 5 to the north line of the south half of the south half of the southwest quarter of the southwest quarter of said Section 5, thence Easterly along the north line of the south half of the south half of the southwest quarter of the southwest quarter of Section 5 to a point which is 20 rods west of the east line of the southwest quarter of the southwest quarter of said Section 5, measured along the north line of the south half of the south half of the southwest quarter of the southwest quarter of said Section 5, thence Northerly parallel with the east line of the southwest quarter of the southwest quarter of said Section 5, a distance of 40 rods, thence Easterly parallel with the south line of the southwest quarter of the southwest quarter of said Section 5, a distance of 20 rods to the west line of the southeast quarter of the southwest quarter of said Section 5, thence Northerly along the west line of the southeast quarter of the southwest quarter of said Section 5, and continuing along the west line of the northeast quarter of the southwest quarter of said Section 5 to the north line of the south 5 acres the northeast quarter of the southwest quarter of said Section 5, thence Easterly along the north line of the south 5 acres of the northeast quarter of the southwest quarter of said Section 5 to the west line of the southeast quarter of said Section 5, thence Northerly along the west line of the southeast quarter of Section 5 to the northwest corner of said southeast quarter of Section 5, thence Easterly along the north line of the southeast quarter of Section 5 to the east line of said Section 5, thence Southerly along the east line of Section 5 to the north line of Section 9, Township 19, Range 25, thence Easterly along the north line of said Section 9 to the southwest corner of the southeast quarter of the southwest quarter of Section 4, Township 19, Range 25, thence North 4° 0’ East 135 rods, thence North 26° 00’ East 58.5 rods, thence North 79° 00’ East 98 rods, thence North 28.43 rods, thence East 60.33 rods, thence South 13.19 rods, thence South 36° 00’ West 66 rods, thence West 28.5 rods, thence South 44.5 rods, thence West 33.5 rods, thence South 25.18 rods, thence South 49° 00’ East 34.48 rods, thence South 26° 00’ West 84 rods to a point in the north line of said Section 9, thence Easterly along the north line of said Section 9 to the east line of the west half of the northeast quarter of said Section 9, thence Southerly along the east line of the west half of the northeast quarter of said Section 9 to the south line of the west half of the northeast quarter of said Section 9, thence Westerly along the south line of the west half of the northeast quarter of said Section 9, to the north-south center line of said Section 9, thence Southerly along the north-south center line of said Section 9 to the north line of Section 16, Township 19, Range 25, and continuing along the north-south center line of said Section 16 to the northwest corner of the west half of the southeast quarter of said Section 16, thence Easterly along the north line of the west half of the southeast quarter of said Section 16 to the northeast corner of the west half of the southeast quarter of said Section 16, thence Southerly along the east line of the west half of the southeast quarter of said Section 16 to the north line of Section 21, Township 19, Range 25, Linn County, thence Easterly along the north line of said Section 21 to the east line thereof, thence Southerly along the east line of said Section 21 to the south line of the northeast quarter of said Section 21, thence Westerly along the south line of the northeast quarter of Section 21 to the east line of the west half of the southeast quarter of said Section 21, thence Southerly along the east line of the west half of the southeast quarter of said Section 21 to the north line of the south 10 acres of the east half of the southeast quarter of said Section 21, thence Easterly along the north line of the south 10 acres of the east half of the southeast quarter of said Section 21 to the east line of said Section 21, thence South along the east line of said Section 21 to the northwest corner of Section 27, Township 19, Range 25, thence Easterly along the north line of said Section 27 to the east line of said Section 27, thence Southerly along the east line of said Section 27 to the northwest corner of fractional Section 35, Township 19, Range 25, thence Easterly along the north line of said fractional Section 35 to the east line thereof, said line being the same as the common Kansas-Missouri state line, thence Southerly along the east line of said fractional Section 35 to the south line of the north half of said fractional Section 35, thence Westerly along the south line of the north half of fractional Section 35 to the east line of Section 34, Township 19, Range 25, thence Southerly along the east line of said Section 34 to the point of beginning, except, (a) 2-2/3 acres more or less in the east 34.68 rods in the southwest quarter of the southwest quarter of Section 32, Township 19, Range 25, used as a cemetery and an access road to said cemetery, and (b) easements and rights-of-way of record, if any.
ALSO all that land in Linn County, Kansas, described as follows: Beginning at the northeast corner of the southeast quarter of the northwest quarter of Section 5, Township 20, Range 25, thence Westerly along the north line of said southeast quarter of the northwest quarter, a distance of 35 feet, thence Southeasterly to a point 30 feet south of the northeast corner of said southeast quarter of the northwest quarter, thence Northerly to point of beginning.
ALSO all that land in Miami County, Kansas, described as follows: Beginning at a point that is 429 feet south of the northeast corner of southeast quarter of the southeast quarter of Section 8, Township 19, Range 25, thence West a distance of 67 feet; thence in a Southeasterly direction to a point that is 25 feet west of the east line and 557.45 feet north of the south line of said Section 8; thence East 25 feet to the east line of said Section 8; thence North to the point of beginning.
ALSO all that land in Linn County, Kansas, described as follows: From the northeast corner of the northwest quarter of northwest quarter of Section 5, Township 20, Range 25, proceed West along the north line of said northwest quarter of northwest quarter for a distance of 175 feet; thence Southeasterly to a point 41 feet south of the northeast corner of the northwest quarter of northwest quarter; thence North along the east property line to the point of origin.
ALSO a tract of land in the west half of Section 10, Township 20, Range 24, Linn County, Kansas, described as follows: Beginning at the intersection of the east-west center line of said Section 10 with the center line of the right-of-way of the St. Louis, San Francisco Railway Company, thence Northwesterly along the center line of said railway right-of-way a distance of 651.65 feet to a point, said point is hereby designated and hereinafter referred to as Point “A”, then Southwesterly at an angle of 90° left to the left from the last described course to a point in the center line of the Marais Des Cygnes River, said point is hereby designated and hereinafter referred to as Point “B”, thence Southerly along the center line of said Marais Des Cygnes River to a point which is 300 feet southeasterly from a line drawn between Points “A” and “B” referred to above, as measured at a right angle, thence Northeasterly along a line parallel with a line drawn between Points “A” and “B” referred to above to a point which is 100 feet southwesterly from the southwesterly line of the right-of-way of said St. Louis, San

Francisco Railway Company as measured at a right angle, thence Southeasterly along a line which is 100 feet southwesterly of and parallel with the southwesterly line of the right-of-way of said St. Louis, San Francisco Railway Company a distance of 1727.65 feet, thence Northeasterly at an angle of 90° to the right to the center line of the right-of-way of the St. Louis, San Francisco Railway Company, thence Northwesterly to a point of beginning, except any part of the above lying southerly of a county road located near the southerly portion of the above described tract of land, and subject to the right-of-way of the St. Louis, San Francisco Railway Company.
EXCEPT those parts thereof more particularly described below:
(a) A tract of land in the Southwest Quarter of Section 5, Township 20 South, Range 25 East of the 6th P.M., described as follows: COMMENCING at the Northwest corner of said Quarter Section; thence on an assumed bearing of South 02 degrees 32 minutes 22 seconds East, 306.355 meters (1005.10 feet) along the West line of said Quarter Section to the North line of a tract of land as described in deed recorded in Book 217 of Records at Page 485, in the Register of Deeds Office, Linn County, Kansas and the POINT OF BEGINNING; FIRST COURSE, thence continuing South 02 degrees 32 minutes 22 seconds East, 73.245 meters (240.30 feet) along said West line to the South line of said tract of land; SECOND COURSE, thence South 89 degrees 39 minutes 12 seconds East, 82.605 meters (271.01 feet) along said South line; THIRD COURSE, thence North 17 degrees 20 minutes 15 seconds West, 76.780 meters (251.90 feet) to said North line of a tract of land; FOURTH COURSE, thence North 89 degrees 39 minutes 12 seconds West, of 62.969 meters (206.69 feet) along said North line to the POINT OF BEGINNING; and
(b) A tract of land in the Northeast Quarter of the Southeast Quarter of Section 6, Township 20 South, Range 25 East of the 6th P.M., described as follows: COMMENCING at the Northeast corner of said Quarter Section; thence on an assumed bearing of South 02 degrees 32 minutes 22 seconds East, 306.401 meters (1005.25 feet) along the East line of said Quarter Section to the North line of a tract of land as described in deed recorded in Book 217 of Records at Page 485, in the Register of Deeds Office, Linn County, Kansas and the POINT OF BEGINNING; FIRST COURSE, thence continuing South 02 degrees 32 minutes 22 seconds East, 98.515 meters (323.21 feet) along said East line to the South line of said tract of land; SECOND COURSE, thence South 87 degrees 28 minutes 52 seconds West, 63.337 meters (207.80 feet) along said South line; THIRD COURSE, thence North 15 degrees 06 minutes 36 seconds West, 82.926 meters (272.07 feet); FOURTH COURSE, thence North 17 degrees 30 minutes 30 seconds West, 18.157 meters (59.57 feet) to said North line of a tract of land; FIFTH COURSE, thence North 87 degrees 27 minutes 08 seconds East, 86.075 meters (282.40 feet) along said North line to the POINT OF BEGINNING.
     C. Osawatomie Combustion Turbines
A tract of land located in and being a part of the Northeast Quarter of Section 31, Township 17, Range 23, Miami County, Kansas more particularly described as follows: Commencing at the Northeast corner of said Quarter Section; thence South 02 degrees 48 minutes 42 seconds East along the East line of said Quarter Section a distance of 695.02 feet, (695.07 feet Deed); thence South 87 degrees 39 minutes 33 seconds West, parallel with the North line of said Quarter Section a distance of 40.00 feet to the point of intersection with the West right of way line of Loan Star Road, as now established, and the true point of beginning; thence South 02 degrees 48 minutes 42 seconds East along said right of way and parallel with the East line of said Quarter Section a distance of 1,062.55 feet; thence South 75 degrees 51 minutes 49 seconds West a distance of 1,464.75 feet to the point of intersection with the Easterly right of way line of the Missouri, Kansas and Texas Railroad; thence North 07 degrees 34 minutes 29 seconds East along said Easterly right of way a distance of 1,382.59 feet, to a point 695.00 feet South of, as measured at right angles from the North line of said Quarter Section; thence North 87 degrees 39 minutes 33 seconds East, parallel with the North line of said Quarter Section a distance of 1,187.01 feet to the point of beginning, except that part in public roads.

REAL ESTATE IN MISSOURI
All of the following described real estate of the Company situated in the State of Missouri:
1. HENRY COUNTY
     A. Montrose Generating Station
The south half of the south half of the southeast quarter of the southeast quarter of Section 27, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road.
ALSO the south half of the south half of the south half of the southwest quarter of Section 26, Township 41, Range 28 of the 5th principal meridian.
ALSO the south half of the south half of the southwest quarter of the southeast quarter of Section 26, Township 41, Range 28 of the 5th principal meridian, subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land 70 feet wide, 35 feet on each side, measured at right angles from the following described center line: Beginning at a point 90 feet north of the southeast corner of the southwest quarter of the southeast quarter of said Section 26, thence 700 feet, more or less, Northwesterly to a point 660 feet west of the northeast corner of the south half of the south half of the southwest quarter of the southeast quarter of said Section 26.
ALSO a triangular tract bounded by a line beginning at a point 330 feet north of the southeast corner of the southwest quarter of the southeast quarter of Section 26, Township 41, Range 28 of the 5th principal meridian, thence West 660 feet, thence North 33° 41’ East 1189.85 feet to the northeast corner of said quarter quarter section, thence South 990 feet to the point of beginning, all in Section 26, Township 41, Range 28 of the 5th principal meridian, subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land 70 feet wide, 35 feet on each side, measured at right angles from the following described center line: Beginning at a point 90 feet north of the southeast corner of the southwest quarter of the southeast quarter of said Section 26, thence 700 feet, more or less, Northwesterly to a point 660 feet west of the northeast corner of the south half of the south half of the southwest quarter of the southeast quarter of said Section 26.
ALSO the east half of the southeast quarter of Section 26, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road, and subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land in said Section 26 along the south line of the southeast quarter of the southeast quarter of said Section 26, more particularly described as follows: Beginning at the southeast corner of said Section 26, thence West to the southwest corner of the southeast quarter of the southeast quarter of said Section 26, thence North 200 feet along the west line of the southeast quarter of the southeast quarter of said Section 26, thence Southeasterly 1320 feet, more or less, to the east line of said Section 26, thence South 100 Feet to the point of beginning.
ALSO the east half of the northeast quarter of Section 34, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road.
ALSO that part of the north 750 feet of the east half of the southeast quarter of Section 34, Township 41, Range 28 of the 5th principal meridian, described as follows: Beginning at the northeast corner of the southeast quarter of said Section 34, thence South 750 feet, thence West 990 feet to the center of Deepwater Creek, thence in a northwesterly direction up a tributary of Deepwater Creek, the following calls, North 39° 30’ West 106 feet, South 62° 10’ West 75 feet, North 54° 40’ West 235 feet, South 73° 45’ West 112 feet, thence, leaving said tributary, North 604 feet to the northwest corner of the east half of the southeast quarter of said Section 34, thence East 1320 feet to the point of beginning, all in Section 34, Township 4l, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road.

ALSO the north half of Section 35, Township 41, Range 28 of the 5th principal meridian, except a strip of land in the northeast portion of said tract described as follows: Beginning at the northeast corner of said Section 35, thence South 875 feet along the east line of said Section 35, thence West 100 feet, thence North 875 feet to the north line of said Section 35, thence East 100 feet along the north line of said Section 35 to the point of beginning, all in Section 35, Township 41, Range 28 of the 5th principal meridian, and subject to a right-of-way and Easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A triangular area along the north line of the northeast quarter of the northeast quarter of said Section 35, beginning at the northeast corner of said Section 35, thence South 50 feet, more or less, along the east line of said Section 35, thence Northwesterly 1320 feet, more or less, to the northwest quarter of the northeast quarter of said Section 35, thence East along the north line of said Section 35 to the point of beginning.
ALSO the north 750 feet of the northwest quarter of the southwest quarter of Section 35, Township 41, Range 28 of the 5th principal meridian.
ALSO the northeast quarter of the southwest quarter of Section 35, Township 41, Range 28 of the 5th principal meridian.
ALSO the northwest quarter of the southeast quarter of Section 35, Township 41, Range 28 of the 5th principal meridian.
ALSO the east half of the southeast quarter of Section 35, Township 41, Range 28 of the 5th principal meridian, except 24.84 acres more or less in the southeast portion of said tract described as follows: Beginning at the southeast corner of Section 35, Township 41, Range 28 of the 5th principal meridian, thence North 1640 feet along the east line of said Section 35, thence West 660 feet, thence South 1640 feet, thence East 660 feet along the south line of said Section 35 to the point of beginning, all in Section 35, Township 41, Range 28 of the 5th principal meridian.
ALSO a perpetual easement to flood and otherwise damage as a result of the construction, operation and maintenance of the dam, power plant and works appurtenant thereto, and a perpetual easement of ingress and egress, of entrance and re-entrance and of clearance of brush, trees and other growth in and to the following described tract: Beginning at the northeast corner of Section 35, Township 41, Range 28 of the 5th principal meridian, thence South 875 feet along the east line of said Section 35, thence West 100 feet, thence North 875 feet to the north line of said Section 35, thence East 100 feet along the north line of said Section 35 to the point of beginning, all in Section 35, Township 41, Range 28 of the 5th principal meridian.
ALSO approximately 24.84 acres described as bounded by a line starting at the southeast corner of Section 35, Township 41, Range 28, thence proceeding North 1640 feet, thence West 660 Feet, thence South 1640 feet, thence East 660 feet to the starting point.
ALSO the northwest quarter of the southeast quarter of Section 25, Township 41, Range 28 of the 5th principal meridian.
ALSO 18 acres of equal width from east to west off the east side of the southwest quarter of the northeast quarter, except that part of the above described tract now in a public road, and except 2 acres more or less in the northwest corner of said 18-acre tract, for church and cemetery, all in Section 25, Township 41, Range 28 of the 5th principal meridian.
ALSO the southeast quarter of the northeast quarter of Section 25, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road.
ALSO a triangular tract bounded by a line beginning at the southeast corner of the northeast quarter of the northeast quarter of Section 25, Township 41, Range 28 of the 5th principal meridian, thence North 20 rods, thence in a Southwesterly direction to a point 35 rods west of the southeast corner of said quarter quarter section, thence East 35 rods to the paint of beginning, all in Section 25, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road.

ALSO the east half of the southeast quarter of Section 25, Township 41, Range 28 of the 5th principal meridian.
ALSO the west half of the northwest quarter of Section 30, Township 41, Range 27 of the 5th principal meridian, except that part of the above described tract now in a public road.
ALSO the southwest quarter of Section 30, Township 41, Range 27 of the 5th principal meridian, subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A triangular area in the southwest quarter of said Section 30, beginning at the southeast corner of said southwest quarter, thence Westerly 300 feet along the south line of said southwest quarter, thence Northeasterly 306 feet, more or less, to a point in the east line of said southwest quarter, thence South 60 feet to the point of beginning.
ALSO the southwest quarter of the southeast quarter of Section 30, Township 41, Range 27 of the 5th principal meridian, subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land 40 feet wide lying immediately north of a tract described as the south 100 feet of the west half of the southeast quarter of said Section 30, and subject to a right-of-way end easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land in said Section 30, being the south 100 feet of the west half of the southeast quarter of said Section 30.
ALSO the southeast quarter of the southwest quarter of Section 29, Township 41, Range 27 of the 5th principal meridian, except that part of the above described tract now in a public road, and subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land in said Section 29, being the south 100 feet of the east half of the southwest quarter of said Section 29.
ALSO the southwest quarter of the southeast quarter of Section 29, Township 41, Range 27 of the 5th principal meridian, except that part of the above described tract now in a public road, and subject to an agreement made and entered into on the first day of July, 1955, by and between the Missouri-Kansas-Texas Railroad Company and Kansas City Power & Light Company whereby the Light Company has agreed to procure and convey to the Railroad Company by deed in form satisfactory to the Railroad Company a permanent easement or deed to the right-of-way required for certain tracks of the Railroad Company in and over certain property located in said Section 29.
ALSO the southeast quarter of the northeast quarter of Section 29, Township 4l, Range 27 of the 5th principal meridian, except that part of the above described tract now in a public road.
ALSO the east half of the southeast quarter of Section 29, Township 41, Range 27 of the 5th principal meridian, except that part of the above described tract now in a public road, and subject to an agreement made and entered into on the first day of July, 1955, by and between the Missouri-Kansas-Texas Railroad Company and Kansas City Power & Light Company whereby the Light Company has agreed to procure and convey to the Railroad Company by deed in form satisfactory to the Railroad Company a permanent easement or deed to the right-of-way required for certain tracks of the Railroad Company in and over certain property located in said Section 29.
ALSO the west half of the southwest quarter of Section 28, Township 41, Range 27 of the 5th principal meridian, subject to an agreement made and entered into on the First day of July, 1955, by and between the Missouri-Kansas-Texas Railroad Company and Kansas City Power & Light Company whereby the Light Company has agreed to procure and convey to the Railroad Company by deed in form satisfactory to the Railroad Company a permanent easement or deed to the right-of-way required for certain tracks of the Railroad Company in and over certain property located in said Section 28.
ALSO the southeast quarter of the southwest quarter of Section 28, Township 41, Range 27 of the 5th principal meridian, subject to an agreement made and entered into on the first day of July, 1955, by and between the Missouri-Kansas-Texas Railroad Company and Kansas City Power & Light Company whereby the Light Company has agreed to procure and convey to the Railroad Company by deed in form satisfactory to the Railroad Company a permanent easement or deed to the right-or-way required for certain tracks of the Railroad Company in and over certain property located in said Section 28.

ALSO all of Section 36, Township 41, Range 28 of the 5th principal meridian, except that part of the above described tract now in a public road, and except a strip of land in the north portion of said Section 36 described as follows: Beginning at the northwest corner of said Section 36, thence East 3972 feet along the north line of said Section 36, thence South 875 feet along the east line of the northwest quarter of the northeast quarter of said Section 36, thence West 3972 feet to the west line of said Section 36, thence North 875 feet along the west line of said Section 36 to the point of beginning, all in Section 36, Township 41, Range 28 of the 5th principal meridian, and except that portion of the land hereafter described which lies above the 755 foot contour line above mean sea level, which land is in the north portion of said Section 36 and is described as follows: Beginning at a point 496 feet north and 400 feet west of the southeast corner of the northwest quarter of the northeast quarter of said Section 36, thence West 3560 feet to a point on the west line of said Section 36 which lies 496 feet north of the southwest corner of the northwest quarter of the northwest quarter of said Section 36, thence South to the southwest corner of the northwest quarter of the northwest quarter of said Section 36, thence East to the southeast corner of the northwest quarter of the northwest quarter of said Section 36, thence South along the west line of the northwest quarter of the southeast quarter of the northwest quarter of said Section 36 to the southwest corner of the northwest quarter of the southeast quarter of the northwest quarter of said Section 36, thence East to the southeast corner of the northeast quarter of the southeast quarter of the northwest quarter of said Section 36, thence continuing East to the southeast corner of the northwest quarter of the southwest quarter of the northeast quarter of said Section 36, thence North to the northeast corner of the northwest quarter of the southwest quarter of the northeast quarter of said Section 36, thence East to a point on the south line of the northwest quarter of the northeast quarter of said Section 36 which lies 400 feet west of the southeast corner of the northwest quarter of the northeast quarter of said Section 36, thence North 496 feet to the point of beginning, all in Section 36, Township 41, Range 28 of the 5th principal meridian, and except a tract of land in the southwest portion of said Section 36 described as follows: Beginning at the southeast corner of the southwest quarter of said Section 36, thence North 1080 feet, thence West 1600 feet, thence North 560 feet, thence West 1040 feet, thence South 1640 feet along the west line of said Section 36, thence East 2640 feet along the south line of said Section 36 to the point of beginning, all in Section 36, Township 41, Range 28 of the 5th principal meridian, and subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A triangular parcel of land in said Section 36, described as follows: Beginning at the northeast corner of the northwest quarter of the northeast quarter of said Section 36, thence Southerly along the east line of said northwest quarter 100 feet, thence Northwesterly 412 feet, more or less, to a point in the north line of said northwest quarter, thence Easterly 400 feet, more or less, to the point of beginning, and subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: A parcel of land in said Section 36, being the north 100 feet of the east half of the northeast quarter of said Section 36. A perpetual easement to flood and otherwise damage as a result of the construction, operation and maintenance of the dam, power plant and works appurtenant thereto, and a perpetual easement of ingress and egress, of entrance and re-entrance and of clearance of brush, trees and other growth in and to the following described tract: Beginning at the northwest corner of said Section 36, thence East 3972 feet along the north line of said Section 36, thence South 875 feet along the east line of the northwest quarter of the northeast quarter of said Section 36, thence West 3972 feet to the west line of said Section 36, thence North 875 feet along the west line of said Section 36 to the point of beginning, all in Section 36, Township 41, Range 28 of the 5th principal meridian.
ALSO the northeast quarter of the northeast quarter of Section 1, Township 40, Range 28 of the 5th principal meridian.
ALSO approximately 77.41 acres described as bounded by a line starting at the southeast corner of the southwest quarter of Section 36, Township 41, Range 28, thence proceeding North 1080 feet, thence West 1600 feet, thence North 560 feet, thence West 1040 feet, thence South 1640 feet, thence East 2640 feet to the starting point, except the east 57.5 feet of the south 1050 feet conveyed to Henry County, Missouri.
ALSO all of Section 31, Township 41, Range 27 of the 5th principal meridian, subject to a right-of-way and easement granted to the Missouri-Kansas-Texas Railroad Company in and over the following described tract: The north 100 feet of the northwest quarter of said Section 31.
ALSO the northwest quarter of the northwest quarter of Section 6, Township 40, Range 27 of the 5th principal meridian.

ALSO the west 30 acres of the southwest quarter of the northwest quarter of Section 6, Township 40, Range 27 of the 5th principal meridian.
ALSO the north 450 feet of the northeast quarter of the northeast quarter of Section 6, Township 40, Range 27, Henry County, Missouri.
ALSO the north 450 feet of the northwest quarter of the northeast quarter of Section 6, Township 40, Range 27, Henry County, Missouri.
ALSO the north 450 feet of the east 435.6 feet of the northeast quarter of the northwest quarter of Section 6, Township 40, Range 27, Henry County, Missouri.
ALSO all of Section 32, Township 41, Range 27 of the 5th principal meridian.
ALSO the west half of Section 33, Township 41, Range 27 of the 5th principal meridian.
ALSO the southwest quarter of the northeast quarter of Section 33, Township 41, Range 27 for the 5th principal meridian.
ALSO the northwest quarter of the southeast quarter of Section 33, Township 41, Range 27 of the 5th principal meridian.
ALSO 10 acres of equal width from east to west off the west side of the southwest quarter of the southeast quarter of Section 33, Township 41, Range 27 of the 5th principal meridian.
ALSO the northwest quarter of the southeast quarter of the northeast quarter of Section 33, Township 41, Range 27 of the 5th principal meridian.
ALSO the west half of the northwest quarter of the northwest quarter of Section 4, Township 40, Range 27 of the 5th principal meridian.
ALSO the northeast quarter of the northwest quarter of the northwest quarter of Section 4, Township 40, Range 27 of the 5th principal meridian.
ALSO the northwest quarter of the northwest quarter of Section 5, Township 40, Range 27 of the 5th principal meridian.
ALSO the east half of the northwest quarter of Section 5, Township 40, Range 27 of the 5th principal meridian.
ALSO a triangular tract bounded by a line beginning at the northeast corner of the northwest quarter of the northeast quarter of Section 5, Township 40, Range 27 of the 5th principal meridian, thence West 300 feet, thence in a Southeasterly direction to a point 700 feet south of the northeast corner of said quarter quarter section, thence North 700 feet to the point of beginning, all in Section 5, Township 40, Range 27 of the 5th principal meridian.
ALSO the east half of the northeast quarter of Section 5, Township 40, Range 27 of the 5th principal meridian, except a strip of land in the southwest portion of said tract described as follows: Beginning at the southwest corner of the southeast quarter of the northeast quarter of said Section 5, thence North 1320 feet to the northwest corner of said quarter quarter section, thence East 400 feet along the north line of said quarter quarter section, thence South 1320 feet to the south line of said quarter quarter section, thence West 400 feet along the south line of said quarter quarter section to the point of beginning, all in Section 5, Township 40, Range 27 of the 5th principal meridian.
ALSO the east one-half of the southwest quarter of the northwest quarter of Section 5, Township 40, Range 27.
ALSO the north 450 feet of the west one-half of the northeast quarter of Section 5, Township 40, Range 27, Henry County, Missouri, excepting that part, which applies, of a tract of land described as beginning at the northeast corner of said one-half quarter section, thence South along the east line of said one-half quarter section a distance of 700 feet, thence Northwesterly to a point on the north line of said one-half quarter section which is 300 feet west of the northeast corner thereof, thence East along the north line of aforesaid one-half quarter section to the point of beginning.
ALSO, pursuant to Special Warranty Deed from Henry County to Kansas City Power & Light Company, dated May 27, 1997, recorded in Book 613, Page 1900 of the Henry County Records, the following property:
A tract of land in the East half of Section 29; Township 41, Range 27, Henry County, Missouri described as commencing at the Southeast corner of the Southeast quarter of the Northeast quarter of said Section 29; Thence S 01º52’51” W along the East line of the Southeast quarter of said Section 29 a distance of 28.70 feet; Thence N 88º16’35” W a distance of 1.06 feet to the Point of Beginning said point being on the South Right-of-Way line of County Road S.W. 350; Thence N 88º16’35” W along the old Right-of Way line of said County Road a distance of 1252.06 feet to a curve said curve having a radius of 2280.91 feet and a chord bearing of N 87º14’52” E; Thence along said curve a distance of 354.63 feet to a curve having a radius of 40933.26 feet and a chord bearing of S 87º57’26” E; Thence along said curve a distance of 493.83 feet to a curve having a radius of 3083.67 feet and a chord bearing of S 84º29’00” E; Thence along said curve a distance of 246.03 feet to a curve having a radius of 17693.99 feet and a chord bearing of S 85º11’24: E; Thence along said curve a distance of 160.22 feet to the Point of Beginning.
(Containing 0.57 acres.)
LESS AND EXCEPT, pursuant to Special Warranty Deed from Kansas City Power & Light Company to Henry County, dated July 14, 1997, recorded in Book 613, Page 1897 of the Henry County Records, the following property:
A tract of land in the East half of Section 29, Township 41, Range 27, Henry County, Missouri described as commencing at the Southeast corner of the Southeast quarter of the Northeast quarter of said Section 29; Thence N 01º52’51” E along the East line of said Section 29 a distance of 11.30 feet to the Point of Beginning (said point being on the North Right-of-Way line of said County Road S.W. 350); Thence N 88º16’35” W along the old Right-of-Way line of said County Road a distance of 1256.34 feet to a curve having a radius of 2320.91 feet and a chord bearing of N 87º17’11” E; Thence along said curve a distance of 357.71 feet to a curve having a radius of 40973.26 feet and a chord bearing of S 87º57’26” E; Thence along said curve a distance of 494.31 feet to a curve having a radius of 3123.67 feet and a chord bearing of S 84º29’30” E; Thence along said curve a distance of 248.08 feet to a curve having a radius of 17733.99 feet and a chord bearing of S 85º11’24” E; Thence along said curve a distance of 158.29 feet to the Point of Beginning.
(Containing 0.57 acres.)
ALSO, pursuant to Quit Claim Deed from Peabody Coal Company to Kansas City Power & Light Company dated July 27, 1987, recorded in Book 569, Page 250 of the Henry County Records, the following property:
TRACT #1 (062-321)
The South one hundred twenty-five (125) feet of the Southwest quarter of the Southeast quarter all in Section Twenty-Five (25), Township Forty-one (41), Range Twenty-eight (28), containing 3.78 acres, more or less; also
TRACT #2 (062-321)
A triangular tract described as commencing at the Northeast corner of the Northwest quarter of the Northeast quarter of Section Thirty-six (36), Township Forty-one (41), Range Twenty-eight (28), thence southerly along the East line of said Northwest quarter of the Northeast quarter for a distance of One hundred (100) feet, thence Northwesterly four hundred twelve (412) feet more or less to a point on the north line of said Northwest quarter of the Northeast quarter, thence Easterly Four hundred (400) feet, more or less to the point of beginning, and containing 0.46 acres, more or less, also

TRACT #3 (062-287(7))
A parcel of land in Section 36, Township 41 North, Range 26 West, being the North 100 feet of the East Half of the Northeast Quarter of said Section 36, containing 3.07 acres, more or less.
TRACT #5, #6, #7 (062-287(5))
Three parcels of land in Sections 30 and 31, Township 41 North, Range 27 West, as follows:
Tract A: A triangular area in the Southwest fractional quarter of said Section 30, beginning at the Southeast corner of said fractional quarter, thence westerly along the South line thereof 300 feet; thence northeasterly 306 feet more or less, to a point in the East line of said fractional quarter; thence South 60 feet to point of beginning, containing 0.21 acres, more or less.
Tract B: The North 100 feet of Lots 1 and 2 of the Northwest Quarter of said Section 31, containing 6.65 acres, more or less.
Tract C: A strip of land 100 feet in width in Lot 2 of the Northwest Quarter of said Section 31, being 50 feet wide on each side of the following described center line; Beginning at a point 100 feet South and 550 Feet East of the Northwest corner of Section 31, said point being in the South line of above described tract B and in the channel of Camp Creek; thence Southeasterly 275 feet to a point in said channel 373.5 feet south and 560.4 feet east of said northwest corner of Section 31, containing 0.63 acres, more or less, Tract C being solely for the purpose of permitting change in the channel of said Camp Creek. Being the same land conveyed to Missouri-Kansas-Texas Railroad Company by instrument dated May 27, 1952, from Monroe Theodore Matter, single, filed for record in Volume 289, page 508, Deed Records of Henry County, Missouri.
TRACT #8 (062-287(3))
A parcel of land in Section 30, Township 41 North, Range 27 West, being the South 100 feet of the West Half of the Southeast Quarter of Section 30, containing 3.03 acres, more or less, being the same land conveyed to Missouri-Kansas-Texas Railroad Company by instrument dated May 13, 1952, from Raynard Gross and wife, filed for record in Volume 289, page 510, Deed Records of Henry County, Missouri.
TRACT #9 (062-287(4))
A strip of land being 40 feet in width lying immediately north of a tract described as the South 100 feet of the West half of the Southeast Quarter of Section 30, Township 41 North, Range 27 West, containing 1.21 acres, more or less, being the same land conveyed to Missouri-Kansas-Texas Railroad Company by instrument dated July 2, 1952, from Raynard Gross and wife, filed for record in Volume 289, page 502, Deed Records of Henry County, Missouri.
TRACT #10 (062-287(2))
A parcel of land in Sections 29 and 30, Township 41 North, Range 27 West, being the South 100 feet of the Southwest Quarter of Section 29 and the South 100 feet of the East Half of the Southeast Quarter of Section 30, containing 9.14 acres, more or less, being the same land conveyed to Missouri-Kansas-Texas Railroad Company by instrument dated May 28, 1952, from Willie L. Hays and wife, filed for record in Volume 289, page 509, Deed Records of Henry County, Missouri.
TRACT #13 (062-287(12))
All of said Railroad Company’s I.C.C. No. 375 Lead Track right of way over, through and across a portion of the Southwest 1/4 of the southeast 1/4 of Section 29, T-41-N, R-27-W, being more particularly described as follows:

Beginning at the Southwest corner of the Southeast 1/4 of said Section 29, said point being the Southwest corner of a 100 feet wide easement granted to said Railroad Company by Paul S. Steele & wife, Ethel, by deed dated July 2, 1952, and recorded in Book 289, Page 503, Henry County, Missouri, deed records;
Thence north along the west line of said southeast 1/4 of Section 29, 100 feet to a point;
Thence east, parallel with and 100 feet north of the south line of said Section 29, 763.4 feet, more or less, to a point;
Thence South 79 degrees 58 minutes West, parallel with and 60 feet southeasterly from the center line of said Railroad Company’s relocated lead track, 574 feet, more or less, to a point in said south line of Section 29;
Thence west along said south line of Section 29, 198.23 feet to the point of beginning. Containing an area of 1.10 acres, more or less.
TRACT #14 (062-287(1))
A parcel of land situated in the Southeast Quarter of Section 29, T-41-N, R-27-W, and being more particularly described as follows:
Commencing at a point on the east line of the Southwest 1/4 of Section 28, T-41-N, R-27-W and the north right of way line of the spur track of the Missouri-Kansas-Texas Railroad Company, 150 feet north of the Southeast corner of said Southwest 1/4;
Thence west with said north right of way line, 241.9 feet, more or less, to a point distant 50 feet, measured southwesterly at right angles, from the centerline of the relocated spur track of said Railroad Company;
Thence north 68 degrees 02 minutes west, parallel with and 50 feet southwesterly from the centerline of said relocated track, 1132.3 feet to a point of curve to the left;
Thence continuing parallel with and 50 feet from the centerline, by arc of curve to the left, having a radius of 714.49 feet, 399 feet to a point of tangent;
Thence South 79 degrees 58 minutes West, parallel with and 50 feet southeasterly from said centerline, 815.4 feet to a point;
Thence South 10 degrees 02 minutes East, 30 feet to a point;
Thence South 79 degrees 58 minutes West, parallel with and 80 feet southeasterly from said centerline 300 feet, to the point of beginning, said point being chanining station 125+00;
Thence continuing along last described course parallel with and 80 feet southeasterly from the centerline of said main track, a distance of 800 feet to a corner;
Thence at right angles North 10 degrees 02 minutes West, 20 feet to a corner;
Thence at right angles South 79 degrees 58 minutes West, parallel with and 60 feet distant from said centerline of track, 987.1 feet, more or less, to a point that is distant 100 feet north of the South line of Section 29, T-41-N, R-27-W, said point also being an intersection with the northerly line of old right of way of abandoned spur track;
Thence West parallel with and 100 feet north of the South line of said Section 29, along old north right of way line a distance of 688.8 feet, more or less, to an intersection with a line parallel with and 60 feet distant northerly at right angels from the center line of said relocated track produced;

Thence North 79 degrees 58 minutes East, parallel with and 60 feet distant from said centerline of relocated track, 1665.4 feet to a corner;
Thence at right angles North 10 degrees 02 minutes West, 20 feet to a corner;
Thence North 79 degrees 58 minutes East, parallel with and 80 feet distant from said centerline of relocated track 800 feet to a point, said point being chaining station 125+00;
Thence South 10 degrees 02 minutes East, crossing at station 125+00, a distance of 160 feet to the point of beginning, containing 6.59 acres, more or less.
All of the above property being in Henry County, Missouri.
2. JACKSON COUNTY
     A. Northeast Combustion Turbines
TRACT I:
A tract of land lying in part of Lots 65, 66, 67 and 68, in the Plat of Subdivision of Lands of Joseph Guinotte in the South Fractional One-Half of Section 28, Township 50 North, Range 33 West and the North Fractional One-Half of Section 33, Township 50 North, Range 33 West, in Kansas City, Jackson County, Missouri, more particularly described as follows:
Commencing at a point in the North line of Nicholson Avenue in Kansas City, Missouri, sixty (60) feet Southwesterly of the intersection of said North line of Nicholson Avenue with the West line of Lot Sixty-four (64) in the Subdivision of Lands of Joseph Guinotte, adjoining the City of Kansas; thence Northwesterly parallel to and sixty (60) feet distant from said West line to said Lot Sixty-four (64), a distance of four hundred and ninety (490) feet to the Point of Beginning of the tract of land; thence continuing the last described course, five hundred and sixteen (516) feet, more or less, to a point, said point being one hundred (100) feet distant Southerly measured perpendicularly from the United States Harbor Line, as established by the survey of 1904; thence Southwesterly parallel with and one hundred (100) feet distant from said Harbor Line one thousand seven hundred (1700) feet to a point; thence Southeasterly making an angle of ninety (90) degrees with the last described course, six hundred (600) feet to a point; thence Northeasterly making an angle of ninety (90) degrees with the last described course one thousand five hundred and forty-three (1543) feet more or less, to a point four hundred ninety (490) feet measured at right angles from the Northerly line of Nicholson Avenue; thence Northeasterly parallel with said Nicholson Avenue and four hundred and ninety (490) feet from the Northerly line thereof three hundred and forty-four (344) feet, more or less, to the point of Beginning.
TRACT II:
A tract of land lying in parts of Lots Sixty-five (65), Sixty-six (66), Sixty-seven (67) and Sixty-eight (68) in the Plat of Subdivision of Lands of Joseph Guinotte adjoining the City of Kansas City in the South Fractional One-Half of Section Twenty-eight (28), Township Fifty (50) North, Range Thirty-three (33) West and parts of Lots Fifty-one (51), Fifty-two (52) and Fifty-three (53), if any in Hurck’s Subdivision of the Guinotte Bluff in the North Fractional One-half of Section Thirty-three (33), Township Fifty (50) North, Range Thirty-three (33) West, in Kansas City, Jackson County, Missouri, more particularly described as follows:
Commencing at a point on the Northerly line of Nicholson Avenue in Kansas City, Missouri, Sixty (60) feet Southwesterly from the intersection of said Northerly line of Nicholson Avenue with the Westerly line of Lot Sixty-four (64) in the Subdivision of Lands of Joseph Guinotte; thence Northwesterly parallel with and Sixty (60) feet distant from the Westerly line of said Lot Sixty-four (64) a distance of Four Hundred Fifty (450) feet, to a point in the Northerly right-of-way line of the Kansas City Southern Railroad Company, said point being the point of beginning of said tract of land to be described; thence in a Northwesterly direction on the last described course a distance of Forty (40) feet, said point being the Southeasterly property corner of the Kansas City Power and Light Company; thence in a Southwesterly direction making an angle of Ninety (90) degrees to last described course, on the Southerly property line of the Kansas City Power and Light Company a distance of Three Hundred Forty-two and ninety-five Hundredths (342.95) feet; thence in a Southwesterly direction making an angle of Nineteen (19) degrees, two (2) minutes, five (5) seconds, to the right from the last described course produced, and on the Southerly property line of the Kansas City Power and Light Company a distance of Fifteen Hundred Forty-four and Twenty-two Hundredths (1544.22) feet, to a point at the Southwesterly property corner of said Kansas City Power and Light Company; thence in a Southeasterly direction making an angle of Ninety (90) degrees, to last described course a distance of Four Hundred Ninety-eight and Twenty-six Hundredths (498.26) feet, to a point in the Northerly right-of-way line of the Kansas City Southern Railroad Company; thence in a Northeasterly direction on the Northerly right-of-way line of Kansas City Southern Railroad Company on a curve concave Northwesterly having a radius of Fifty-six Hundred Ten and Sixty-five Hundredths (5610.65) feet and a central angle of Nine (9) degrees, Thirteen (13) minutes, and Forty-three (43) seconds, a distance of Nine Hundred Three and Forty-nine Hundredths (903.49) feet, to a point Four Hundred Fifty (450) feet Northerly measured at right angles from the Northerly line of Nicholson Avenue; thence in a Northeasterly direction on the Northerly right-of-way line of said Kansas City Southern Railroad Company, parallel with and Four Hundred Fifty (450) feet distant Northerly from the Northerly line of Nicholson Avenue a distance of Ten Hundred Sixty-five and Forty-four Hundredths (1065.44) feet to point of beginning.
     B. Hawthorn Generating Station
TRACT I:
All that part of Lots 1 though 16, inclusive, HAWTHORN PLANTSITE ADDITION, a subdivision in Kansas City, Jackson County, Missouri, being a part of Section 19, 20, 29 and 30, Township 50, Range 32, consisting of partly of accreted and or relicted lands; EXCEPT that part of Lot 9, of said subdivision sold to Conservation Chemical Company under Quit Claim Deed dated November 2, 1959 and filed as Document No. 744620 in Book 1384 at Page 220, said excepted tract of land is located in the Northwest Quarter of Section 29, Township 50, Range 32, Kansas City, Jackson County, Missouri, that lies between the river side of the existing levee and the southerly bank of the Missouri River and northwesterly of the projection of the southeasterly line of the land owned by Kansas City Power & Light Company, being more particularly described as follows: Beginning at the southwest corner of the northwest quarter of Section 29, Township 50, Range 32, Kansas City, Jackson County, Missouri; thence East along the south line of the said northwest quarter section a distance of 375 feet; thence left in a northeast direction at an angle of 44 degrees 13 minutes, 30 seconds for the last described course a distance of 665.35 feet to the point of beginning of this excepted tract; the said point of beginning being a point in the northeasterly line of the right of way of the Missouri River Levee and on the southeasterly line of the land owned by Kansas City Power & Light Company, thence continuing on a line tangent to the last described course along the projection of the southeasterly line of the land owned by Kansas City Power & Light Company, a distance of 792 feet; thence 81 degrees 25 minutes left from the last described course a distance of 330 feet; thence 98 degrees 35 minutes left from the last described course a distance of 792 feet to a point in the northeasterly right of way line of the Missouri River Levee; thence southeasterly along the said levee right of way line to the point of beginning; AND EXCEPT that part sold to Craig Outdoor Advertising, Inc., a Missouri corporation, under Warranty Deed filed January 8, 2008 as Document No. 2008E0002596 being a tract of land located in and being a part of Block 2, HAWTHORN PLANTSITE ADDITION, a subdivision of land in and being a part of the Southwest Quarter of Section 30, Township 50, Range 32, Kansas City, Jackson County, Missouri, said tract more particularly described as follows: Commencing at the Southwest corner of said Quarter Section, thence North 01 degree 56 minutes 18 seconds East a distance of 713.20 feet to the True Point of Beginning of the tract to be herein described; thence North 01 degrees 56 minutes 17 seconds East a distance of 78.41 feet; thence South 77 degrees 32 minutes 06 seconds East, a distance of 142.26 feet; thence North 83 degrees 03 minutes 17 seconds East a distance of 447.18 feet; thence South 39 degrees 15 minutes 43 seconds East a distance of 155.34 feet; thence South 83 degrees 03 minutes 17 seconds West a distance of 505.78 feet; thence Northwesterly along a curve to the left, having a central angle of 07 degrees 07 minutes 37 seconds and a radius of 1597.70 feet a distance of 198.73 feet to the point of termination.
TRACT II:
All that part of the Southwest Quarter of Section 30, Township 50, Range 32, lying Southwesterly of the right of way of the Missouri Pacific Railroad Company, more specifically described as follows: Beginning at the Southwest corner of section 30, Township 50, Range 32; thence North along the west line of said Section 30 a distance of 465 feet to the southerly line of the right of way of the Missouri Pacific Railroad Company; thence Southeasterly along the southerly line of said railroad right of way approximately 829 feet to the south line of said Section 30; thence 632 feet along the south line of Section 30 to the point of beginning.
TRACT III:
A tract of land, irregular in shape, located in the East One-half of Section 30 and the Southeast Quarter of Section 19, all in Township 50, Range 32 in Kansas City, Jackson County, Missouri, being more particularly described as follows: Beginning at the point of intersection of the east-west center line of said Section 30 and the northwesterly line of Block 4, HAWTHORN PLANTSITE ADDITION, a subdivision of land in Kansas City, Jackson County, Missouri; thence Northeasterly along the northwesterly line of said Block 4 a distance of 937.58 feet; thence North along the west line of Block 5 of said HAWTHORN PLANTSITE ADDITION a distance of 1808.94 feet; thence Northwesterly along the southwesterly line of Block 5 and the southwesterly line of Block 6 of said HAWTHORN PLANTSITE ADDITION a distance of 1040.35 feet; thence South parallel with a prolongation of the north-south center line of said Section 30 and said line itself to the northwesterly line of said Block 4 to the point of beginning.
TRACT IV:
An irregularly shaped tract of land located in the East Half of Section 30 and the Southeast Quarter of Section 19, all in Township 50, Range 32, and in Lot 2 of the COMMISSIONERS PLAT OF THE ESTATE OF THOMAS WEST, in Kansas City, Jackson County, Missouri, being more particularly described as follows: Beginning at the intersection of the north-south center line of said Section 30 and the northwesterly line of Block 3 of the HAWTHORN PLANTSITE ADDITION, a subdivision of land in Kansas City, Jackson County, Missouri; thence Northeasterly along the northwesterly lines of Block 3 and 4 of said HAWTHORN PLANTSITE ADDITION, 614 feet, more or less, to the most southerly corner of a tract of land conveyed to Kansas City Power & Light Company by Southern Development Company by Warranty Deed dated December 28, 1966, recorded in Book 1865 at Page 682, Document No. 900285; thence North 3249.32 feet coincident with the west line of the said tract of land conveyed to Kansas City Power & Light Company by Southern Development Company’s Warranty Deed dated December 28, 1966, to a point in the southwesterly line of Block 6 of said HAWTHORN PLANTSITE ADDITION; thence Northwesterly 677 feet, more or less, along the southwesterly line of Block 6 of said HAWTHORN PLANTSITE ADDITION to a point on the north-south line of said Section 19; thence due South coincident with the common north-south center line of said Section 19 and 30 a distance of 4185.80 feet to the point of beginning.
TRACT V:
An irregularly shaped tract of land in the East Half of Section 30, Township 50, Range 32, and in Lots 1 and 2 of the COMMISSIONERS PLAT OF THE ESTATE OF THOMAS WEST, in Kansas City, Jackson County, Missouri, being more particularly described as follows: Beginning at the most southerly corner of Block 14, HAWTHORN PLANTSITE ADDITION, a subdivision of land in Kansas City, Jackson County, Missouri, thence South 46 degrees 10 minutes 50 seconds West along the southwesterly prolongation of the southeasterly line of said Block 14, HAWTHORN PLANTSITE ADDITION, a distance of 1139.86 feet to a point and corner; thence North 89 degrees 36 minutes 30 seconds West parallel to and 63.44 feet Northerly from the north line of the South Half of the Southeast Quarter of said Section 30 a distance of 1275.60 feet to a point 180 feet Southeasterly from as measured at right angles to the southeasterly line of Block 3, HAWTHORN PLANTSITE ADDITION; thence North 46 degrees 20 minutes 55 seconds East parallel to and 180 feet southeasterly from the southeasterly lines of Blocks 3 and 4, HAWTHORN PLANTSITE ADDITION, for a distance of 2054.19 feet to a point and corner; thence South 43 degrees 49 minutes 10 seconds East coincident with the southwesterly lines of Blocks 13 and 14, HAWTHORN PLANTSITE ADDITION, a distance of 883.45 feet to the point of beginning; EXCEPT All that part of the Southeast Quarter of Section 30, Township 50, Range 32, in Kansas City, Jackson County, Missouri described as follows: Commencing at the most Easterly corner of Lot 14, HAWTHORN PLANTSITE ADDITION, a subdivision in Kansas City, Jackson County, Missouri; thence South 46 degrees 10 minutes 36 seconds West, a distance of 1174.65 feet to the most Southerly corner of said Lot 14; thence continuing South 46 degrees 10 minutes 36 seconds West, a distance of 20.00 feet to the most Westerly corner of a tract of land described in a deed filed for record in Book 1222 at Page 13 as Document No. 673407 at the Office of the Recorder of Deeds for Jackson County, Missouri, said point being the True Point of Beginning of the tract of land to be herein described said point also being on the Southeasterly line of a tract of land described as Parcel B in a deed filed for record in Book I-259 at

Page 753 as Document No. I-86321; thence continuing South 46 degrees 10 minutes 36 seconds West along said Southeasterly line, a distance of 1119.73 feet to the Northeasterly corner of a tract of land described as Tract 2 in a deed filed for record in Book I-920 at Page 1280 as Document No. I-375515; thence North 89 degrees 31 minutes 29 seconds West along the Northerly line of last said tract of land a distance of 1277.57 feet (deeded 1277.86 feet) to the Southeasterly right of way line of the Kansas City Southern Railway Company and 180 feet from the centerline thereof; thence North 46 degrees 21 minutes 10 seconds East along said right of way line, a distance of 1149.99 feet; thence South 43 degrees 40 minutes 42 seconds East, a distance of 165.00 feet; thence South 72 degrees 43 minutes 58 seconds East, a distance of 41.18 feet; thence South 43 degrees 40 minutes 42 seconds East, a distance of 589.66 feet; thence North 46 degrees 14 minutes 31 seconds East, a distance of 650.00 feet; thence North 70 degrees 24 minutes 26 seconds East, a distance of 237.00 feet to the point of beginning.
     C. Dodson Service Center
TRACT I:
All that part of the Southeast 1/4 of the Northwest 1/4 of Section 22, Township 48, Range 33, in Kansas City, Jackson County, Missouri, described as follows:
Beginning at point 380 feet East of the Northwest corner of said 1/4 1/4 Section, thence South and parallel with the West line of said 1/4 1/4 Section, 600 feet; thence West and parallel with the North line of said 1/4 1/4 Section, 380 feet to the West line of said 1/4 1/4 Section; thence South along the West line of said 1/4 1/4 Section approximately 724 feet to the Southwest corner of said 1/4 1/4 Section; thence East along the South line of said 1/4 1/4 Section 440 feet; thence North and parallel with the West line of said 1/4 1/4 Section approximately 1324 feet to the North line of said 1/4 1/4 Section, thence West along the North line of said 1/4 1/4 Section 60 feet to the point of beginning, except that part in street.
TRACT II:
The South 1/2 of the Southwest 1/4 of the Northwest 1/4 of Section 22, Township 48, Range 33, in Kansas City, Jackson County, Missouri, except that part of said premises as follows: Beginning at a point on the center line of Prospect Avenue 580 feet South of the center line of 85th Street; thence East parallel to the center line of 85th Street 264.35 feet; thence South parallel to the center line of Prospect Avenue 287.95 feet to the center line of a public road; thence on a curve to the right along the center line of said road 355 feet to a point in the center line of Prospect Avenue 80 feet South to the point of beginning; thence North to the point of beginning; and except also that part conveyed to William D. Shelby and Veda N. Shelby described as follows: Beginning at a point of intersection of the present West line of Prospect Avenue, also known as Grandview Road, with the South line of said Southwest 1/4 of the Northwest 1/4, said point being approximately 495 feet East of the Southwest corner of said Southwest 1/4 of the Northwest 1/4; thence West 130 feet; thence North 95 feet; thence East approximately 130 feet to said present line of Prospect Avenue, also known as Grandview Road; thence Southerly along said West line of Prospect Avenue, also known as Grandview Road, to beginning, and except that part in roads.
     D. Raytown Road Service Center
All that part of the North Half of the Northeast Quarter of the Northeast Quarter of Section 32, Township 48, Range 32, in Kansas City, Jackson County, Missouri, described as follows: Beginning at the Northwest corner of the Northwest Quarter of the Northeast Quarter of Section 32, Township 48, Range 32, in Kansas City, Jackson County, Missouri; thence East 1334.10 feet to the Northeast corner of said Quarter Quarter section; thence South 660.65 feet to the Northwest corner of the South Half of the Northeast Quarter of the Northwest Quarter of said section; thence along the North line of said Half of Quarter Quarter section, North 89 degrees 56.5 minutes East 1014.2 feet to a point on the Northwesterly right of way line of the relocated Raytown Road, as established by Commissioners Report recorded in the Office of the Recorder of Deeds for Jackson County, Missouri, at Independence, as Document No. I-86010, in Book I-258, Page 1207, said point being 80 feet at right angles from the center line thereof; thence along said Northwesterly right of way line parallel to and 80 feet from said center line in a Southwesterly direction along a curve to the right (having a radius of 1065.92 feet) 411.05 feet to the point of tangent at Station 35+68.49; thence continuing along said right of way line 80 feet from said center line South 57 degrees 46 minutes West, 205.87 feet to the point of curve at Station No. 37+74.36; thence continuing along said right of way line 80 feet from said center line in a Southwesterly direction along a curve to the left (having a radius of 1225.92 feet) 409.62 feet to a point on the South line of the Northeast Quarter of the Northeast Quarter of said section; thence leaving said right of way due West 254.19 feet to the Northeast corner of the Southwest Quarter of the Northeast Quarter of said section; thence along the East line of said Quarter Quarter section South 1 degree 01.5 minutes East, 338.94 feet to a point on the Northwesterly right of way line of said relocated Raytown Road; thence along said Northwesterly right of way line South 42 degrees 04 minutes West, 110.30 feet to a point on the Northerly right of way line of Interstate Route No. 470, as established by said Commissioners Report recorded as Document No. I-86010, in Book I-258, Page 1207, said point being 400 feet at right angles from center line Station 223+0; thence along said Northerly right of way line South 82 degrees 45.5 minutes West, 502.47 feet to a point 350 feet at right angles from center line Station 218+0; thence along said Northerly right of way line, the prolongation of which would fall 190 feet at right angles North of center line Station 210, South 77 degrees 09.5 minutes West, 280 feet, more or less to a point on the Southerly meanderings of a tract of land described in Document No. 651447, in Book 1204, Page 356; thence along said meanderings North 35 degrees 40 minutes West 25 feet, more or less, to an angle point therein; thence North 60 degrees 10 minutes West, 205 feet; thence North 72 degrees 15 minutes West 311.5 feet to the West line of the Southwest Quarter of the Northeast Quarter; thence further North 72 degrees 15 minutes West, 88 feet; thence North 51 degrees 23 minutes West, 235 feet; thence North 30 degrees 23 minutes West, 184 feet, more or less to a point on the South line of the tract described in the Quit Claim Deed filed as Recorder’s Document No. 830421 in Book 1676, Page 299, in the Office of the Recorder of Deeds for Jackson County, Missouri, at Independence; thence along the South line of the tract described in said Document, South 86 degrees 15 minutes 48 seconds East to a point in the South line (which lies North 88 degrees 47 minutes 40 seconds West, a distance of 382.81 feet from the East line of the Northwest Quarter of said section); thence South 88 degrees 47 minutes 40 seconds East 382.81 feet; thence along the East line of the Southeast Quarter of the Northwest Quarter of said section, North 0 degrees 05 minutes 51 seconds East, 17 feet to the Southwest corner of the Northwest Quarter of the Northeast Quarter; thence North along the West line of the Northwest Quarter of the Northeast Quarter, 1326.80 feet to the point of beginning.
     E. Manchester Service Center
TRACT I:
Beginning at a point which is 20 feet East and 140 feet South of the Northwest corner of Section 26, Township 50 North, Range 33 West, Kansas City, Jackson County, Missouri; thence due East parallel to the North line of said Section 26 a distance of 1530.3 feet; thence Southeasterly a distance of 243.52 feet on a circular curve having a radius of 744.5 feet to a point which is 1739.42 feet East of the West line of Section 26 and 303.31 feet South of the North line of Section 26; thence North 51° 21’ East a distance of 5 feet; thence South 38° 38’ 30” East a distance of 942.02 feet to a point which is 2328.25 feet East of the West line and 1038.62 feet South of the North line of Section 26; thence South 29° 03’ 30” East a distance of 210.25 feet to a point which is 209.4 feet West of the North-South center line of Section 26 and 100 feet North of the South line of North 1/2 Northwest Quarter Section 26; thence West a distance of 2077.12 feet to a point which is 335 feet East of the West line of Section 26 and 100 feet North of the South line of North 1/2 Northwest Quarter Section 26; thence North a distance of 260 feet parallel with the West line of Section 26; thence West a distance of 335 feet to a point 20 feet East of the West line of Section 26; thence North a distance of 822 feet to a point of beginning, subject to easements, restrictions, covenants and reservations now of record.
TRACT II:
An irregular shaped tract or parcel of land located in the South One-Half (S-1/2) of the Southwest Quarter (SW-1/4) of the Southwest Quarter (SW-1/4) of Section 23, Township 50 North, Range 33 West and in the North One-Half (N-1/2) of the Northwest Quarter (NW-1/4) of Section 26, Township 50 North, Range 33 West, Kansas City, Jackson County, Missouri, being and more particularly described as follows: Beginning at the Southwest corner of said Section 23, said corner also being the Northwest corner of said Section 26; thence Northerly along the West line of said Section 23, for a distance of twenty (20) feet to a point; thence Easterly along a line twenty (20) feet from and parallel to the South line of said Section 23 (or North line of said Section 26) for a distance of one thousand two hundred thirty-five (1,235) feet to a point; thence in a Southeasterly direction on a straight line to the Southeast corner of the Southwest Quarter (SW-1/4) of the Southwest Quarter (SW-1/4) of said Section 23 and a point; thence Easterly along the South line of said Section 23 to a point fifty (50) feet Southwesterly from and perpendicular to the centerline of Chouteau Trafficway, formerly Manchester Trafficway, as now established; thence Southeasterly along a line fifty (50) feet Southwesterly from and parallel to said centerline of Chouteau Trafficway, a distance of three hundred seventy-three and four tenths (373.4) feet to a point thence Southwesterly at a right angle to said centerline of Chouteau Trafficway for a distance of twenty-three (23) feet to a point; thence in a Northwesterly direction along a curve to the left, having a radius of seven hundred forty-four and five tenths (744.5) feet to a point forty (40) feet Southerly of the Northeast corner of the Northwest Quarter (NW-1/4) of the Northwest Quarter (NW-1/4) of said Section 26, as measured along the East line of the Northwest Quarter (NW-1/4) of the Northwest Quarter (NW-1/4) of said Section 26; thence Westerly along a line forty (40) feet from and parallel to the North line of said Section 26 to the West line of said Section 26; thence Northerly along said West line of Section 26 for a distance of forty (40) feet to the Point of Beginning. EXCEPTING THEREFROM the West four hundred (400) feet of the above described.
TRACT III:
A tract of land one hundred (100) feet in width, the centerline of which is described as follows: Beginning at a point which is ninety (90) feet South of the North line of Section 26, Township 50 North, Range 33 West, and four hundred (400) feet East of the West line of said Section 26; thence East parallel with the North line of said Section 26 to the Westerly line of Chouteau Trafficway, as now established. The outer boundaries of the above described one hundred (100) foot tract of land will terminate on the Westerly line of said Chouteau Trafficway.
3. PLATTE COUNTY AND CLAY COUNTY
     A. Pin Oaks Training Center
A part of the Southwest Quarter of the Southwest Quarter of Section 28, Township 51, Range 32, in Kansas City, Clay County, Missouri, described as follows: Beginning at a point which is 170.89 feet South of the Northeast corner of said Quarter Quarter section; thence West at right angles to the East line of said Quarter Quarter section a distance of 400 feet; thence South at right angles to the last said course a distance of 1007.86 feet to the center line of the pavement on the public highway; thence Northeasterly along the center line of said pavement to a point due South of the point of beginning, marked by a cross in the center of said pavement; thence North 730.61 feet to the beginning. EXCEPT that part conveyed to the State of Missouri by deed filed of record as Document No. A-67216 and recorded in Book 564 at Page 15.
     B. Northland Service Center
TRACT I:
Lot 1, KCPL NORTHLAND SERVICE CENTER, a subdivision in Kansas City, Clay and Platte Counties, Missouri, EXCEPT those parts thereof more particularly described below:
Exception No. 1 of 4:
All that part of Lot 1, KCPL NORTHLAND SERVICE CENTER, a subdivision of land in the Fractional Southwest Quarter of Section 10, Township 51, Range 33, in Kansas City, Clay and Platte Counties, Missouri, Commencing at the Northwest corner of said Fractional Southwest Quarter, Clay County; thence South 89 degrees 29 minutes 15 seconds East along said North line a distance of 604.92 feet; thence South 00 degrees 30 minutes 45 seconds West a distance of 85.29 feet to a point on the Southerly right of way line of NW Barry Road, as now established and the True Point of Beginning of this excepted tract; thence South 89 degrees 54 minutes 29 seconds East along said Southerly line a distance of 50.08 feet to a point on the Easterly line of said Lot 1; thence South 00 degrees 10 minutes 45 seconds west along said Easterly line a distance of 297.19 feet; thence North 89 degrees 29 minutes 15 seconds West a distance of 88.57 feet; thence North 11 degrees 38 minutes 21 seconds West a distance of 97.17 feet; thence North 89 degrees 29 minutes 07 seconds West a distance of 282.76 feet; thence North 00 degrees 30 minutes 19 seconds East a distance of 55 feet; thence South 89 degrees 29 minutes 07 seconds East a distance of 340.00 feet; thence North 00 degrees 30 minutes 19 seconds East a distance of 146.82 feet to the True Point of Beginning.

Exception No. 2 of 4:
A tract of land located in and being part of Lot 1, KCPL NORTHLAND SERVICE CENTER, Kansas City, Clay and Platte Counties, Missouri, a subdivision of part of the Fractional Southwest Quarter of Section 10, Township 51, Range 33 and a replat of part of Lot 5, Block 2, ORIGINAL TOWN OF BARRY, said tract more particularly described as follows: Beginning at the Southeast corner of Lot 4, Block 2, ORIGINAL TOWN OF BARRY, a subdivision of land; thence South 0 degrees 6 minutes 15 seconds West, a distance of 50 feet; thence North 89 degrees 33 minutes 13 seconds West a distance of 340 feet; thence North 0 degrees 6 minutes 15 seconds West to the point of intersection with the Southwest corner of Lot 1, Block 2, ORIGINAL TOWN OF BARRY, thence South 89 degrees 33 minutes 13 seconds East to the point of beginning.
Exception No. 3 of 4:
A tract of land located in and being part of Lot 1, KCPL NORTHLAND SERVICE CENTER, Kansas City, Clay and Platte Counties, Missouri, a subdivision of part of the Fractional Southwest Quarter of Section 10, Township 51, Range 33, and a Replat of Part of Lot 5, Block 2, ORIGINAL TOWN OF BARRY, said tract more particularly described as follows: Beginning at the Southeast corner of Lot 1, Block 1, ORIGINAL TOWN OF BARRY, a subdivision of land; thence South 0 degrees 06 minutes 15 seconds West, a distance of 50 feet; thence North 89 degrees 33 minutes 13 seconds West to the point of intersection with the East right of way line of Baughman Road, as now established; thence North 2 degrees 33 minutes 35 seconds East along said East right of way line to the point of intersection with the South line of said Lot 1, Block 1, ORIGINAL TOWN OF BARRY; thence South 89 degrees 33 minutes 13 seconds East along said South line to the point of beginning.
Exception No. 4 of 4:
A tract of land located in and being a part of Lot 1, KCPL NORTHLAND SERVICE CENTER, Kansas City, Clay and Platte Counties, Missouri, a subdivision of land located in and being a part of the Fractional Southwest Quarter of Section 10, Township 51, Range 33, and a Replat of part of Lot 5, Block 2, ORIGINAL TOWN OF BARRY, said tract more particularly described as follows: Commencing at the Southeast corner of Lot 1, Block 1, ORIGINAL TOWN OF BARRY, a subdivision of land; thence South 00 degrees 06 minutes 15 seconds West, a distance of 50 feet to the True Point of Beginning; thence North 89 degrees 27 minutes 06 seconds West, a distance of 201.31 feet to the point of intersection with the East line of future N. Platte Purchase Drive; thence South 07 degrees 50 minutes 24 seconds West, along said future East right of way line, a distance of 149.68 feet; thence South 86 degrees 07 minutes 57 seconds East, a distance of 116.10 feet; thence North 21 degrees 13 minutes 49 seconds East, a distance of 52.77 feet; thence North 00 degrees 32 minutes 53 seconds East, a distance of 50.82 feet; thence South 89 degrees 27 minutes 06 seconds East, a distance of 85.77 feet; thence North 00 degrees 32 minutes 53 seconds East, a distance of 55 feet to the true point of beginning, all lying in Clay County, Missouri.
TRACT II:
All that part of the Fractional Southwest Quarter of Section 10, Township 51, Range 33, in Clay and Platte Counties, Missouri, EXCEPT that part lying North of the South line of KCPL NORTHLAND SERVICE CENTER, a subdivision in Kansas City, Clay and Platte Counties, Missouri, as more particularly described as follows: Beginning at the Southwest corner of Lot 5, Block 2, ORIGINAL TOWN OF BARRY, a subdivision in Kansas City, Clay County, Missouri, thence South 89 degrees 32 minutes 37 seconds East along the South line of ORIGINAL TOWN OF BARRY, a distance of 50 feet, thence deflecting right at an angle of 89 degrees 40 minutes from the last described course a distance of 200 feet; thence deflecting right at an angle of 90 degrees 20 minutes from the last described course, a distance of 50 feet; thence deflecting left at an angle of 90 degrees 20 minutes from the last described course a distance of 848 feet; thence deflecting left at an angle of 89 degrees 40 minutes from the last described course a distance of 500 feet; thence deflecting right at an angle of 89 degrees 40 minutes fro the last described course a distance of 1402.98 feet to the South line of said Southwest Fraction Quarter of said Section 10; thence West along the South line of said Southwest Fractional Quarter of said Section 10, a distance of 1045 feet to the East line of Baughman Road, as now established; thence North 0 degrees 06 minutes 23 seconds East along the east line of said Baughman Road, a distance of 990.85 feet; thence Northerly along the East line of said Baughman Road on a curve to the left, having a radius of 1175.92 fee, a distance of 315.42 feet; thence North 15 degrees 15 minutes 44 seconds West along the East line of said Baughman Road, a distance of 457.51 feet; thence Northerly along the East line of said Baughman Road on a curve to the right, having a radius of 379.26 feet, a distance of 264.11 feet; thence North 24 degrees 38 minutes 16 seconds East along the East line of said Baughman Road a distance of 130.21 feet; thence Northerly along the East line of said Baughman Road on a curve to the left having a radius of 316.48 feet, a distance of 135.50 feet; thence North 0 degrees 06 minutes 23 seconds East along the East line of said Baughman Road a distance of 204.67 feet; thence East along the South line of Blocks 1 and 2 of the ORIGINAL TOWN OF BARRY, a distance of 605 feet to the point of beginning.
TRACT III:
A Tract in the Fractional Southwest Quarter of Section 10, Township 51, Range 33, in Kansas City, Clay County, Missouri described as follows: Beginning at the Southwest corner of said Fractional Southwest Quarter Section; thence South 89 degrees 42 minutes, 11 seconds East, along the South line of thereof 60 feet; thence North 0 degrees 06 minutes 23 seconds East parallel with the West line of said Fractional Southwest Quarter Section, 990.85 feet; thence Northwesterly along a curve to the left, having a radius of 1175.92 feet and tangent to the last described course, through an arc distance of 315.42 feet; thence North 15 degrees 15 minutes 44 seconds West tangent to the last described curve 70.65 feet to the West line of said Fractional Quarter Section; thence South 0 degrees 06 minutes 23 seconds West along said West line 1370.64 feet to the Point of Beginning.
     C. Iatan Generating Station
All of the Company’s interests in the following properties:
TRACT I:
A tract of land comprised of all or part of Fractional Sections 18, 19, 29, 30 and 32, Township 54 North, Range 36 West of the Fifth Principal Meridian, and all or part of Fractional Section 13, 24, 25, and 26, Township 54, North, Range 37 West of the Fifth Principal Meridian and a part of Fractional Section 5, Township 53 North, Range 36 West as said Section s were surveyed and shown on the Original U.S. Government Surveys of the State of Missouri, also all or part of Fractional Section 5, 6, 7, 8, 9, 16 and 17, Township 7 South, Range 22, East of the Sixth Principal Meridian as said Sections were surveyed and shown on the Original U.S. Government Surveys of the Territory of Kansas, also certain accreted and relicted lands and former River Bed; all now being in Platte County in the State of Missouri and more particularly described as follows: (NOTE: the bearings in this description are based on, or have been converted to conform to, the Missouri coordinate system, West Zone) Beginning at the Southwest corner of the Southeast Quarter of Section 32, Township 54 North, Range 36 West; thence North 89 degrees 49 minutes 28 seconds East along said South line a distance of 928.4 feet; thence North 00 degrees 34 minutes 33 seconds East parallel with the West line of said Quarter Section, 2672.30 feet, more or less to a point on the South line of the Northeast Quarter of said Section 32; thence continuing North 00 degrees 34 minutes 33 seconds East 432.26 feet; thence South 89 degrees 19 minutes 03 seconds East, parallel with the South line of said Northeast Quarter Section 1716.0 feet to a point on the East line of said Section 32; thence North 00 degrees 34 minutes 33 seconds East along said East line 883.99 feet, more or less, to the Southwesterly line of the right of way of Missouri State Highway No. 45; thence Northwesterly along said Southwesterly right of way line through parts of said Section 32, 29, 30 and 19, in Township 54, Range 36, over the next Twenty-nine courses: North 45 degrees 03 minutes 24 seconds West 2772.21 feet; thence South 44 degrees 56 minutes 36 seconds West 5.0 feet; thence North 45 degrees 03 minutes 24 seconds West 700.0 feet; thence North 44 degrees 56 minutes 36 seconds East 5.0 feet; thence North 45 degrees 03 minutes 24 seconds West 466.0 feet; thence Northwesterly along a curve to the right, tangent to the last described course and having a radius of 5,769.58 feet, an arc distance of 506.81 feet; thence North 40 degrees 01 minutes 24 seconds West 2729.8 feet; thence South 49 degrees 58 minutes 36 seconds West 5.0 feet; thence North 40 degrees 01 minutes 24 seconds West 1625.9 feet; thence Northwesterly along a curve to the right, tangent to the last described course and having a radius of 11,504.2 feet, an arc distance of 579.01 feet; thence North 37 degrees 08 minutes 24 seconds West 340.1 feet; thence South 52 degrees 51 minutes 36 seconds West 25.0 feet; thence North 37 degrees 08 minutes 24 seconds West 100.0 feet; thence North 52 degrees 51 minutes 36 seconds East 25.0 feet; thence North 37 degrees 08 minutes 24 seconds West 1587.51 feet; thence South 49 degrees 41 minutes 36 seconds West 10.01 feet; thence North 37 degrees 08 minutes 24 seconds West 610.64 feet; thence Northwesterly on a curve to the right, tangent to the last described course and having a radius of 11,514.2 feet, an arc length of 855.13 feet; thence North 89 degrees 08 minutes 24 seconds West 6.02 feet; thence Northwesterly on a curve to the right, tangent to the last described course and having a radius of 11,519.2 feet, an arc distance of 45.67 feet; thence North 32 degrees 38 minutes 24 seconds West 1699.4 feet; thence North 57 degrees 21 minutes 36 seconds East 5.0 feet; thence North 32 degrees 38 minutes 24 seconds West 350.0 feet; thence North 57 degrees 21 minutes 36 seconds East 5.0 feet; thence North 32 degrees 38 minutes 24 seconds West 748.09 feet; thence North 89 degrees 38 minutes

24 seconds West 119.24 feet; thence North 32 degrees 38 minutes 24 seconds West 95.38 feet; thence South 89 degrees 38 minutes 24 seconds East 119.24 feet; thence North 32 degrees 38 minutes 24 seconds West 56.55 feet to the South line of said Section 18, Township 54 North, Range 36 West, at a point 750.65 feet Easterly along said Section line from the Southwest corner of said Section; thence South 89 degrees 38 minutes 24 seconds East along said South line 331.43 feet to the Southwesterly line of an Old County Road; thence along said Southwesterly line over the next six courses; North 27 degrees 32 minutes 56 seconds West, 122.55 feet; thence North 28 degrees 54 minutes 56 seconds West, 349.13 feet; thence North 30 degrees 34 minutes 56 seconds West, 983.34 feet; thence North 23 degrees 18 minutes 56 seconds West, 238.91 feet; thence north 30 degrees 18 minutes 56 seconds West, 452.35 feet; thence North 25 degrees 30 minutes 56 seconds West, 48.53 feet to a point on the East line of said Section 13, Township 54 North, Range 37 West; thence South 00 degrees 22 minutes 26 seconds West along said East line, 574.06 feet to the Southwesterly right of way line of the Burlington Northern, Inc. (formerly the Chicago Burlington & Quincy Railroad Company), thence Northwesterly along said Southwesterly right of way line 759.31 feet, thence continuing along said Southwesterly right of way line North 25 degrees 28 minutes 04 seconds West 634.46 feet; thence departing from said right of way line South 70 degrees 22 minutes 26 seconds West 2245.96 feet; thence South 11 degrees 37 minutes 34 seconds East 435.6 feet; thence North 71 degrees 22 minutes 26 seconds East 253.44 feet; thence South 85 degrees 37 minutes 34 seconds East 876.48 feet; thence South 00 degrees 52 minutes 26 seconds West 1547.04 feet; thence North 72 degrees 52 minutes 26 seconds East 238.28 feet, to a point on the West line of Lot 5 of the Northeast Fractional Quarter of said Section 24, Township 54 North, Range 37 West; thence South 00 degrees 22 minutes 26 seconds West along the West line of said Lot 5 (also referred to as the West line of the East 1/2 of the Northeast Quarter of said Section) and the Southerly prolongation thereof, 2488.10 feet to the Easterly prolongation of the North line of the Southwest Fractional Quarter of said Section 24; thence South 89 degrees 23 minutes 37 seconds West along said prolongation 928.79 feet to a point which is 3055 feet Easterly along said North line and prolongation, form the Northwester corner of said Southwest Fractional Quarter Section; thence South 34 degrees 17 minutes 44 seconds West 3252.40 feet to a point on the Easterly prolongation of the South line of said Section 24 at a point 1265 feet Easterly along said Line from the Southwest corner of said Section; thence South 89 degrees 15 minutes 20 seconds East along said Easterly prolongation 2169.14 feet to the North-South Center Line of said Section 6, Township 7 South, Range 22 East, as said Center Line is located by Decree of the Supreme Court of the United States entered June 5, 1944 and reported in 64 Supreme Court Reporter at Page 1202-1208; thence South 00 degrees 22 minutes 09 seconds East along the Southerly prolongation of said line 2474.31 feet to the Northwest corner of the Northeast Quarter of Fractional Section 7, Township 7 South, Range 22 East, the same being the Southeast corner of a tract of land conveyed to Gary Ashpaugh and Mary Ashpaugh, husband and wife, by General Warranty Deed, filed for record on the 8th day of June 1973 and recorded as Document No. 43211 in Book 416 at Page 430; thence North 89 degrees 58 minutes 25 seconds West along the South line of said tract, 3118.5 feet to the Southwest corner of said Ashpaugh Tract, said corner also being on a line described in a boundary line agreement recorded on July 3, 1968 as Document No. 20330 in Book 311 at Page 83 in the Office of the Recorder of Deeds for Platte County; thence South 0 degrees 55 minutes 37 seconds West (record South 0 degrees 28 minutes West) 339.04 feet; thence North 89 degrees 04 minutes 23 seconds West (record North 89 degrees 49 minutes West) along said boundary line 877.2 feet; thence South 00 degrees 55 minutes 37 seconds West (record South 00 degrees 28 minute West) along said boundary line 2383.41 feet to a monumented meander point on the Northerly highbank of the Missouri River (which said monumented meander point is the beginning point of the next six meander line courses which run approximately parallel to a portion of the actual boundary as follows: (1) South 68 degrees 53 minutes 41 seconds East, 2169.12 feet (2) South 76 degrees 18 minutes 33 seconds East, 1644.66 feet (3) South 72 degrees 24 minutes 55 seconds East, 2300.96 feet (4) South 63 degrees 59 minutes 58 seconds East, 1078.11 feet (5) South 54 degrees 07 minutes 46 seconds East, 2940.56 feet (6) South 35 degrees 45 minutes 15 seconds East, 2149.20 feet to a point on the Westerly prolongation of the South line of said Section 32, Township 54, Range 36; the last said meander point bearing South 89 degrees 49 minutes 28 seconds West along said South line and Westerly prolongation thereof a distance of 3669.29 feet from the Southwest corner of the Southeast Quarter of said Section 32); thence from said monumeted meander point South 00 degrees 55 minutes 37 seconds West, to the low water line on the left or Northerly shore of the Missouri River; thence Southeasterly along the low water line to a point on the Westerly prolongation of a line that is 7371 feet North of and parallel to the South line of the Northeast Quarter of Section 8, Township 53, Range 36; thence leaving said low water line North 89 degrees 49 minutes 28 seconds East along said parallel line to a point that is 2400 feet West of the East line of the Northwest Quarter of said Section 5; thence South 24 degrees 05 minutes 32 seconds East 228.63 feet; thence North 89 degrees 49 minutes 28 seconds East, 1052.17 feet to a point 1255 feet West of the East line of the Northwest Quarter of said Section 5, Township 53 North, Range 36 West and 7162 feet North of the South line of the Northeast Quarter of Section 8, Township 53 North, Range 36 West, said point being a point on a curve; thence Northwesterly along said curve to the left having a radius of 4677.31 feet (deed) and 4583.66 feet (as surveyed) to a point on the South line of Section 32 at a distance of 1461.66 feet Westerly along said South line from the Southwest corner of the Southeast Quarter of said Section 32; thence North 89 degrees 49 minutes 28 seconds East along said South Section line 1461.66 feet to the point of beginning.
EXCEPTING therefrom the following described tract of land: A tract of land being part of the Northeast Quarter of Section 32, Township 54 North, Range 36 West of the Fifth Principal Meridian, Platte County, Missouri, being more particularly described as follows: Commencing at the Northeast corner of said Northeast Quarter; thence South 00 degrees 43 minutes 09 seconds West along the East line of said Northeast Quarter a distance of 1738.87 feet to the Point of Beginning of the tract of land to be described; thence continuing South 00 degrees 43 minutes 09 seconds East, along said East line a distance of 228.84 feet; thence North 88 degrees 32 minutes 30 seconds West a distance of 23.25 feet; thence North 01 degree 18 minutes 46 seconds East a distance of 78.38 feet; thence on a curve to the right, tangent to the last described course, having a radius of 530.00 feet and an arc length of 152.42 feet to the point of beginning.
AND ALSO EXCEPTING: A tract of land comprised of all or part of the Southwest Quarter of Fractional Section 24, Township 54 North, Range 37 West of the 5th Principal Meridian as described in the original United States Government Surveys of the State of Missouri, also all or part of Fractional Section 6, Township 7 South, Range 22 East of the 6th Principal Meridian as described in the original United States Government Surveys of the Territory of Kansas and certain accreted and relicted lands of the former bed of the Missouri River, all now being in Platte County in the State of Missouri and said tract of land being more particularly described as follows: Beginning at the Southwest corner of said Fractional Section 24; thence North 37 degrees 59 minutes 50 seconds East (North 37 degrees 18 minutes 50 seconds East, Deed) along the Westerly line of the tract of land described as Exhibit B in the Warranty Deed filed for record in the Office of the Recorder of Deeds for said Platte County as Document No. 7246 in Book 451 at Page 500, a distance of 3,311.09 feet to appoint on the Easterly prolongation of the North line of Southwest Quarter of said Fractional Section 24; thence South 88 degrees 54 minutes 47 seconds East along the Easterly prolongation of the North line of the Southwest Quarter of said Fractional Section 24, a distance of 1,058.17 feet to a point 3,055 feet East of the Northwest corner of the Southwest Quarter of said Fractional Section 24, as measured along the North line thereof; thence South 35 degrees 06 minutes 56 seconds West (South 34 degrees 17 minutes 44 seconds West, Deed) along the Westerly line of the tract of land described as Exhibit A in the Quit Claim Deed filed for record in the Office of the Recorder of Deeds for said Platte County as Document No. 22240 in Book 500 at Page 521, a distance of 3,183.87 feet (3,252.40 feet, Deed) to a point on the Easterly prolongation of the South line of said Fractional Section 24, said point being 1, 265 feet East of the Southwest corner of said Fractional Section 24, as measured along the South line thereof; thence North 89 degrees 18 minutes 44 seconds West (North 89 degrees 15 minutes 20 seconds West, Deed) along the Easterly prolongation of the South line of said Fractional Section 24, a distance of 1,265 feet to the point of beginning.
TRACT II:
A strip of land One Rod wide off the North side of the Northeast Quarter of Section 5, Township 53, Range 36, all in Platte County Missouri.
TRACT III:
The East 105 acres of the Southeast Quarter of Section 32, Township 54 North, Range 36 West, described as follows: Beginning at the Southeast corner of Section 32; thence North 40.10 chains, more or less, to the Quarter Section line; thence West 26 chains; thence South 40.625 chains, more or less, to the Quarter Section line; thence East 26 chains to the place of beginning. ALSO, part of the Northeast Quarter of said Section 32, Township 54 North, Range 36 West, described as follows: Beginning at the Southeast corner of the Northeast Quarter of Section 32 and running North 4.25 chains; thence West 40.07 chains, more or less, to the Quarter Section line; thence South 4.25 chains; thence East 40.07 chains to the place of beginning; AND ALSO, all that part of the Northeast Quarter of Section 32, Township 54 North, Range 36 West, in Platte County, Missouri, described as follow: (NOTE: the bearings in the description are based on the Missouri Coordinate System West Zone): from the Southwest corner of the Northeast Quarter of said Section 32, measure South 89 degrees 19 minutes 03 seconds East along the South line of said Quarter Section 928.4 feet; thence North 00 degrees 34 minutes 33 seconds East, 280.5 feet to the Point of Beginning of the tract described herein; thence continue North 00 degrees 34 minutes 33 seconds East 151.76 feet;

thence South 89 degrees 19 minutes 03 second East, 1716.0 feet to the East line of said Quarter Section; thence South 00 degrees 34 minutes 33 seconds West along said East line 151.76 feet; thence North 89 degrees 19 minutes 03 seconds West, parallel with the South line of said Quarter Section 1716.0 feet to the point of beginning.
TRACT IV:
A tract of land being part of the Northwest Quarter of Section 33, Township 54 North, Range 36 West of the Fifth Principal Meridian, Platte County, Missouri, being more particularly described as follows: Commencing at the Northwest corner of said Northwest Quarter; thence South 00 degrees 43 minutes 09 seconds West along the West line of said Northwest Quarter a distance of 1341.43 feet to the South right of way line of Missouri Route 45 and the Point of Beginning of the tract of land to be described; thence South 44 degrees 52 minutes 51 seconds East along said South right of way line a distance of 196.89 feet; thence South 16 degrees 33 minutes 05 seconds West a distance of 43.05 feet; thence on a curve to the left having an initial tangent bearing of South 45 degrees 07 minutes 33 seconds West, a radius of 530.00 feet and an arc length of 255.99 feet to a point on the West line of said Northwest Quarter; thence North 00 degrees 43 minutes 09 seconds East along said West line a distance of 397.44 feet to the point of beginning.
ELECTRIC PLANTS AND SYSTEMS
All electric generating plants and electric transmission and distribution systems of the Company situated in Bates, Buchanan, Carroll, Cass, Chariton, Clay, Cooper, Henry, Howard, Jackson, Johnson, Lafayette, Livingston, Pettis, Platte, Randolph, Ray, and Saline Counties in the State of Missouri and Allen, Anderson, Atchison, Bourbon, Coffey, Douglas, Ford, Franklin, Johnson, Leavenworth, Linn, Lyons, Miami, Osage, Shawnee, and Wyandotte Counties in the State of Kansas, including all power houses, buildings, reservoirs, pipe lines, structures, boilers, turbines, generators, dynamos, motors, engines, condensers, pipes, conduits, switches, transformers, insulators, towers, poles, wires, meters, machinery, equipment, easements and rights-of-way forming a part of or appertaining to said generating plants and electric transmission and distribution systems, or any of them, including, without limiting the generality of the foregoing, the following described property:
ELECTRIC TRANSMISSION LINES:

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
MISSOURI
345 KV LINES
0002	STILWELL	SIBLEY	5.22
0003	SIBLEY	OVERTON	73.02
0004	HAWTHORN	NASH-ST JOSEPH	31.33
0009	IATAN RIVER CROSSING	STRANGER CREEK JC	0.34
0010	IATAN	STRANGER CREEK JC	1.38
0014	HAWTHORN	SIBLEY	17.76
0015	DC RIVER CROSSING HAWTHORN	NASHUA/SIBLEY	0.57
0016	RIVER CROSSING HAWTHORN	SIBLEY	0.44
161 KV LINES
0100	COMMON R/W	HAWTHORN PLANT
0101	HAWTHORN	BLUE VALLEY TOWER	1.82
0102	HAWTHORN	LEEDS TOWER	1.37
0103	TOWER LINE	BLUE VALLEY	0.51
0105	HAWTHORN	RANDOLPH-AVON	5.08

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
MISSOURI
0106	TC RIVER CROSSING	HAWTHORN	0.54
0107	DC RIVER CROSSING	NORTHEAST	0.36
0108	BLUE VALLEY	WINCHESTER JCT	7.92
0110	HAWTHORN	LEEDS-LOMA VISTA	11.03
0111	SOUTHTOWN	BUNKER RIDGE	3.08
0112	NORTHEAST	GRAND AVE	0.13
0114	BLUE MILLS JCT	BLUE MILLS #2	0.23
0115	LEEDS	ROELAND PARK	2.31
0116	DC SOUTHTOWN	HICKMAN/GRANDVIEW	0.11
0119	DC MONTROSE	LOMA VISTA	0.97
0122	GRAND AVE	NAVY-TERRACE	1.95
0124	COMMON R/W	HAWTHORN-SOUTHTOWN
0125	NORTHEAST	CROSSTOWN	0.19
0126	MAYWOOD	WEATHERBY	5.19
0128	DC NORTHEAST	CROSSTOWN/GRAND	0.21
0131	MONTROSE	LOMA VISTA #9	57.26
0132	MONTROSE	LOMA VISTA #11	57.29
0133	MONTROSE	STILWELL #13	48.20
0134	MONTROSE	ARCHIE-STILWELL	48.15
0135	SOUTHTOWN	GRANDVIEW	7.71
0136	STILWELL	HICKMAN	6.64
0138	HAWTHORN	BLUE VALLEY	1.71
0144	HAWTHORN	MISSOURI CITY	14.30
0145	MISSOURI CITY	MOBERLY	90.23
0146	SALISBURY	NORTON	22.28
0147	NORTON	SOUTH WAVERLY	14.18
0148	NASHUA	ST JOSEPH	31.14
0149	MONTROSE	CLINTON	12.22
0151	MIDTOWN	FOREST	1.62
0152	FOREST	SOUTHTOWN	3.24
0153	BLUE MILLS	BLUE MILLS JT #1	0.21
0158	TERRACE	STATE LINE	0.78
0165	ARMCO	MELT SHOP JCT	0.32
0166	BARRY	LINE CREEK	4.19
0178	WINCHESTER JCT	SOUTHTOWN	7.47
0179	WINCHESTER JCT	SWOPE	0.39
0182	DC NKC	NE/ AVONDALE	1.16
0183	NORTHEAST	NKC	0.16
0185	DC MARTIN CITY	REDEL/GRANDVIEW	0.36
0186	SOUTHTOWN	HICKMAN	5.44
0187	MARTIN CITY	GRANDVIEW	1.34
0189	LINE CREEK	RIVERSIDE	4.20
0190	HAWTHORN	INDEPENDENCE	1.75
0192	BIRMINGHAM	CLAYCOMO	4.39
0196	AVONDALE	N KANSAS CITY	2.14

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
MISSOURI
0197	NORTHEAST	AVONDALE	2.10
0199	AVONDALE JCT	RIVERSIDE	4.47
0201	NORTHEAST	GRAND WEST	1.51
0202	BUNKER RIDGE	LOMA VISTA	0.78
0203	DC BUNKER RIDGE	SOTHTWN/LOMA VST	1.31
0204	WEATHERBY	TIFFANY	3.95
0205	TIFFANY	ROANRIDGE	1.64
0206	ROANRIDGE	BARRY	2.35
0207	ROANRIDGE	NASHUA	4.99
0208	DC ROANRIDGE	BARRY/NASHUA	0.95
0209	HAWTHORN	LEEDS #27	6.19
0210	GLADSTONE	SHOAL CREEK	3.70
0211	SHOAL CREEK	NASHUA	6.85
0212	SHOAL CREEK	CLAYCOMO	4.33
0213	HAWTHORN	LEVEE	0.36
0214	LEVEE	NORTHEAST #17	5.32
0215	HAWTHORN	CHOUTEAU	2.85
0216	CHOUTEAU	NORTHEAST #5	2.37
0217	DC HAWTHORN	LEEDS/CHOUTEAU	0.39
0218	MALTA BEND	S WAVERLY	7.63
0220	MARTIN CITY	REDEL	0.62
0228	LEEDS	INDEPENDENCE	1.15
0230	DC LEEDS	HAWTHORN/INDEPENDENCE	1.03
0231	WINCHESTER JCT	SWOPE #2	0.48
0234	AVONDALE	GLADSTONE	5.74
0240	SOUTHTOWN	BENDIX	1.35
0241	BENDIX	TOMAHAWK	4.15
0242	TOMAHAWK	MISSION JCT	3.14

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
KANSAS
345 KV LINES
0001	SWISSVALE	STILWELL	32.82
0002	STILWELL	SIBLEY	3.05
0005	LACYGNE	STILWELL	30.78
0006	LACYGNE	W GARDNER	40.38
0007	DC CRAIG	GARDNER/CEDAR CK	2.06
0009	RIVER CROSSING IATAN	STRANGER CREEK JCT	0.40
0010	IATAN	STRANGER CREEK JCT	11.90
0011	STRANGER CREEK JCT	CRAIG	28.14
0017	CRAIG	W GARDNER	16.19
0018	DC W GARDNER	LACYGNE/CRAIG	0.05
0019	DC W GARDNER	LACYGNE/OTTAWA	0.49
706	WOLF CREEK	—

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
KANSAS
161 KV LINES
0115	LEEDS	ROELAND PARK	0.17
0117	GREENWOOD	SHAWNEE	3.12
0118	OXFORD	OLATHE	3.08
0120	MISSION JCT	KENILWORTH	4.79
0121	OVERLAND PARK	ROELAND PARK	7.26
0123	COMMON R/W	SHAWNEE-FISHER JT
0126	MAYWOOD	WEATHERBY	5.30
0133	MONTROSE	STIWELL #13	3.26
0134	MONTROSE	ARCHIE-STIWELL	3.14
0136	STILWELL	HICKMAN	6.94
0137	BROOKRIDGE	OVERLAND PARK	1.92
0139	STILWELL	ANTIOCH	8.45
0140	WAGSTAFF	CENTENNIAL	11.33
0141	PAOLA	MARMATON	51.33
0142	PAOLA	SOUTH OTTAWA	21.81
0154	MERRIAM	GREENWOOD	4.41
0156	GREENWOOD	MIDLAND	2.23
0157	GREENWOOD	METROPOLITAN	4.98
0160	KENILWORTH	LENEXA	11.43
0161	COLLEGE	OLATHE	3.72
0501	WINDFARM	SPEARVILLE	0.31
0162	CRAIG	LENEXA	0.22
0163	CRAIG	COLLEGE	0.47
0164	CRAIG	GREENWOOD	3.98
0167	DC CRAIG-GRNWD	LENEXA-KENILWORTH	0.11
0168	DC CRAIG	LENEXA/GREENWOOD	2.73
0171	DC MOONLIGHT	MUR LEN/GARDNER	0.39
0172	MOONLIGHT	W GARDNER	5.39
0173	SWITZER	RILEY	1.82
0174	SWITZER	OLATHE	4.01
0175	DC SWITZER	RILEY/OLATHE	0.22
0176	DC OXFORD	ANTIOCH/OLATHE	1.30
0177	OLATHE	MURLEN	4.58
0180	KENILWORTH	OVERLAND PARK	3.28
0181	DC OVERLAND PARK	BRKRDG/KENILWTH	0.12
0188	CENTENNIAL	PAOLA	2.86
0193	GARDNER	OTTAWA	24.34
0194	STILWELL	SPRING HILL	9.07
0195	DC STIWELL	REDEL/SPRING HILL	1.31
0198	ANTIOCH	OXFORD	3.25
0219	W GARDNER	CEDAR CREEK	14.46
0220	MARTIN CITY	REDEL	2.74
0221	REDEL	STILWELL	4.21
0222	CRAIG	PFLUMM	4.36
0223	PFLUMM	OVERLAND PARK	1.83
0224	METROPOLITAN	MAYWOOD	4.97

OVERHEAD TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
KANSAS
0225	CEDAR CREEK	GREENWOOD	9.89
0226	DC CRAIG	PFLUMM/COLLEGE	1.77
0229	LENEXA TAP	CRAIG-GREENWOOD	0.06
0232	DC RILEY	BROOKRIDGE/SWITZER	1.53
0233	BROOKRIDGE	RILEY	2.56
0238	CRAIG	CEDAR CREEK	1.30
0242	TOMAHAWK	MISSION JCT	1.73
0243	RILEY	SPRINT	0.90
0244	SPRINT	MISSION JCT	2.63
0245	BUCYRUS	WAGSTAFF	4.22
0246	STILWELL	BUCYRUS	3.05
0247	BUCYRUS	N LOUISBURG	7.85
0249	PAOLA	OSAWATOMIE	0.32
0250	W GARDNER	CEDAR NILES	8.20
0251	DC SE OTTWA	GARDNER/S OTTWA	1.34
0252	MOONLIGHT	QUARRY	4.82
0253	QUARRY	MURLEN	5.62
0254	SE OTTAWA	S OTTAWA	1.46
0255	W GARDNER	BULL CREEK	0.26

UNDERGROUND TRANSMISSION LINE DESCRIPTIONS
Line No.	From	To	Pole Miles
MISSOURI
161 KV LINES
0114	GRAND AVE	GUINOTTE TS	1.34
0116	MIDTOWN	BRUSH CRK TS	2.06
0117	MIDTOWN	ROE TS	2.00
0118	GRAND AVE	CROSSTOWN	2.06
0119	CROSSTOWN	GUINOTTE TS	2.69
0122	GRAND AVE	NAVY-TERRACE	0.18
KANSAS
161 KV LINES
0117	MIDTOWN	ROE TS	1.83
TRANSMISSION AND DISTRIBUTION SUBSTATIONS

	CHARACTER
	OF
NAME/ LOCATION OF SUBSTATION	SUBSTATION	VOLTAGE (IN MVA)
		Primary	Secondary	Tertiary
Birmingham / 7th & Milwaukee, Clay Co, Mo.	AC Distribution	161.00	13.00
Barry / Tiffany Springs Rd, Platte Co, Mo.	AC Distribution	161.00	13.00
Brookridge / 10001 W. 103rd St, Johnson Co, Ks.	AC Distribution	161.00	13.00
Shawnee / 12501 W. 51st St, Johnson Co, Ks.	AC Distribution	161.00	13.00
Grand Ave West / 2nd & Grand Ave, Jackson Co, Mo.	AC Distribution	161.00	13.00

	CHARACTER
	OF
NAME/ LOCATION OF SUBSTATION	SUBSTATION	VOLTAGE (IN MVA)
		Primary	Secondary	Tertiary
Stillwell	AC Transmission	345.00	161.00	13.00
6300 W. 191st St, Johnson Co, Ks.	AC Distribution	161.00	13.00
Navy / 115 N. Main St, Jackson Co, Mo.	AC Distribution	161.00	13.00
Riley / 12100 Metcalf Ave, Johnson Co, Ks.	AC Distribution	161.00	13.00
Reeder / 7545 Reeder Rd, Johnson Co, Ks.	AC Distribution	161.00	13.00
Switzer / 9900 W. 127th St, Johnson Co, Ks.	AC Distribution	161.00	13.00
Southtown / 8627 Troost Ave, Jackson Co, Mo.	AC Distribution	161.00	13.00
Crosstown / 1801 Cherry, Jackson Co, Mo.	AC Distribution	161.00	13.00
Glasgow / 819 2nd St, Howard Co, Mo.	AC Distribution	34.00	13.00
Avondale / 3150 Walker Rd, Clay Co, Mo.	AC Distribution	161.00	13.00
Sweet Springs / Broadway & Oak St, Saline Co, Mo.	AC Distribution	34.00	13.00
Lenexa / 15730 W. 95th St, Johnson Co, Ks.	AC Distribution	161.00	13.00
Swope / 6330 E. 63rd St Tfwy, Jackson Co, Mo.	AC Distribution	161.00	13.00
Forest / 1105 E. 61st St, Jackson Co, Mo.	AC Distribution	161.00	13.00
Loma Vista / 6620 E. 91st St, Jackson Co, Mo.	AC Distribution	161.00	13.00
Terrace / 1837 Terrace St, Jackson Co, Mo.	AC Distribution	161.00	13.00
Oxford / 14540 Antioch Rd, Johnson Co, Ks.	AC Distribution	161.00	13.00
Tiffany / NW of I-29 & Hwy 152, Platte Co, Mo.	AC Distribution	161.00	13.00
Olathe / Olathe-Martin City Rd, Johnson Co, Ks.	AC Distribution	161.00	13.00
Brunswick	AC Transmission	161.00	34.00	13.00
U.S. Hwy 24, Chariton Co., Mo.	AC Distribution	34.00	13.00
Chouteau / 1400 Chouteau, Jackson Co, Mo.	AC Distribution	161.00	13.00
South Ottawa	AC Transmission	161.00	34.00
N. I-35 & W. U.S.-59, Franklin Co, Ks.	AC Distribution	34.00	13.00
Overland Park / 9521 W. 88th St, Johnson Co, Ks.	AC Distribution	161.00	13.00
Tomahawk / 910 W. 103rd St, Jackson Co, Mo.	AC Distribution	161.00	13.00
Weatherby / 45 Hwy & Garden Rd, Platte Co, Mo.	AC Distribution	161.00	13.00
Kenilworth / 4601 W. 90th Terr, Johnson Co, Ks.	AC Distribution	161.00	13.00
Cedar Creek / K-7 & K-10 Highways, Johnson Co, Ks.	AC Distribution	161.00	13.00
Claycomo / Ravena Rd, E. U.S.-69, Clay Co, Mo.	AC Distribution	161.00	13.00
Blue Valley / 7801 U.S.-24, Jackson Co, Mo.	AC Distribution	161.00	13.00
Paola / U.S.-169, Miami Co, Ks.	AC Transmission	161.00	34.00
Hickman / 11500 Grandview Rd, Jackson Co, Mo.	AC Distribution	161.00	13.00
Leeds / 4210 Raytown Rd, Jackson Co, Mo.	AC Distribution	161.00	13.00
Line Creek / 3810 N.W. 64th St, Platte Co, Mo.	AC Distribution	161.00	13.00
Antioch / 9608 W. 167th St. Johnson Co., Ks.	AC Distribution	161.00	13.00
Martin City / 13701 Wyandotte, Jackson Co., Mo.	AC Distribution	161.00	13.00
Lakeview / 1/4 Mi. S. of Louisburg on Metcalf, Miami Co., Ks.	AC Distribution	34.00	13.00
Roeland Park / 4702 Roe Blvd., Johnson Co., Ks	AC Distribution	161.00	13.00
Moonlight / .17508 Moonlight Rd., Johnson Co., Ks.	AC Distribution	161.00	13.00
Shoal Creek / 8500 N Brighton, North KC, Clay Co, Mo.	AC Distribution	161.00	13.00
Randolph / Birmingham & Eldon Rds, Clay Co, Mo.	AC Distribution	161.00	13.00
Craig / 10859 Woodland Rd, Johnson Co, Ks.	AC Transmission	345.00	161.00	13.00
Centennial / Popular Ridge Rd, Miami Co, Ks.	AC Distribution	161.00	13.00

	CHARACTER
	OF
NAME/ LOCATION OF SUBSTATION	SUBSTATION	VOLTAGE (IN MVA)
		Primary	Secondary	Tertiary
Northeast	AC Transmission	13.00	161.00
2000 River Front Rd., Jackson Co., Mo.	AC Distribution	161.00	13.00
Midtown / 1223 E. 48th St, Jackson Co, Mo.	AC Distribution	161.00	13.00
Gladstone / 2101 E. 72nd St North, Clay Co, Mo.	AC Distribution	161.00	13.00
Blue Mills / Atherton & Courtney Rds, Jackson Co, Mo.	AC Distribution	161.00	69.00	13.00
West Gardner	AC Transmission	345.00	161.00	13.00
18827 Dillie Rd., Johnson Co., Ks.	AC Transmission	161.00	34.00
Murlen / 15900 W. 159th St, Johnson Co, Ks.	AC Distribution	161.00	13.00
Salisbury / U.S.-24 & Mo.Hwy-5, Chariton Co, Mo.	AC Transmission	161.00	34.00	13.00
Bunker Ridge / 10001 Marion Park Dr, Jackson Co, Mo.	AC Distribution	161.00	13.00
Blue Springs / Mo.Hwy-7 & Truman Rd, Jackson Co, Mo.	AC Distribution	69.00	13.00
College / 16300 W. 110th St, Johnson Co, Ks.	AC Distribution	161.00	13.00
Merriam / 6412 Carter St, Johnson Co, Ks.	AC Distribution	161.00	13.00
Greenwood / 65th & Lackman Rd, Johnson Co, Ks.	AC Distribution	161.00	13.00
North Kansas City / 840 Swift St, Clay Co, Mo.	AC Distribution	161.00	13.00
Norton / Missouri Highway-O, Saline Co, Mo.	AC Transmission	161.00	34.00
Hawthorne	AC Transmission
8700 Hawthorne Rd., Jackson Co., Mo.
Hawthorn Unit 5 GSU	AC Transmission	21.00	161.00
Hawthorn Unit 6 GSU	AC Transmission	16.00	161.00
Hawthorn Unit 9 GSU	AC Transmission	13.00	161.00
Hawthorn Bank 1	AC Transmission	66.00	13.00
Hawthorn Bank 2 & 32	AC Distribution	161.00	13.00
Hawthorn Bank 11 & 12	AC Transmission	159.00	66.00
Hawthorn Bank 20	AC Transmission	161.00	345.00	13.00
Hawthorn Bank 22	AC Transmission	161.00	345.00	13.00
Riverside / 4101 N. Tillison Lane, Platte Co, Mo.	AC Distribution	161.00	13.00
Carrollton	AC Transmission	161.00	34.00
N.E. of Carrollton, Carrol Co, Mo.	AC Distribution	34.00	13.00
Centerville / W. of Centerville, Linn Co, Ks.	AC Transmission	161.00	34.00
Montrose Station / Montrose Station, Henry Co, Mo.	AC Transmission	22.00	161.00
Wagstaff / 247th St, W. of 69 Hwy, Miami Co, Ks.	AC Transmission	161.00	34.00
Redel / 4409 W 159th St. Johnson Co, Ks.	AC Distribution	161.00	13.00
Bucyrus / 21801 Antioch Road, Miami Co, Ks	AC Distribution	161.00	13.00
Duncan	AC Transmission	161.00	69.00
2200 N.E. Duncan Rd, Jackson Co, Mo.	AC Distribution	161.00	13.00
North Louisburg / N. of Louisburg, Miami Co, Ks.	AC Distribution	161.00	13.00
Pflumm / Pflumm & Marshall Dr, Johnson Co, Ks.	AC Distribution	161.00	13.00
South Waverly	AC Transmission	161.00	69.00
S. of Waverly, Lafayette Co, Mo.	AC Transmission	161.00	34.00
Quarry / 24651 W. Hwy 56, Johnson Co, Ks.	AC Distribution	161.00	13.00
Cedar Niles / 22046 Cedar Niles Rd, Miami Co, Ks.	AC Distribution	161.00	13.00

	CHARACTER
	OF
NAME/ LOCATION OF SUBSTATION	SUBSTATION	VOLTAGE (IN MVA)
		Primary	Secondary	Tertiary
Malta Bend / 65 & 127 Hwy, Saline Co, Mo.	AC Distribution	161.00	13.00
Lynn Valley / N. of K-152 & 69 Hwy, Linn Co, Ks.	AC Distribution	34.00	13.00
Michigan Valley / S. of Michigan Valley, Osage Co, Ks.	AC Distribution	34.00	13.00
Chiles / 69 Hwy & Cleveland-Chiles Rd, Mi. Co, Ks.	AC Distribution	34.00	13.00
Walmart / E. of I-35 on K-68, Franklin Co, Ks.	AC Distribution	34.00	13.00
La Cygne	AC Transmission	22.00	345.00
East side of La Cygne Station, Linn Co. Ks.	AC Transmission	345.00	69.00
Iatan / Iatan Station, Platte Co, Mo.	AC Transmission	22.00	345.00
Wolf Creek / Wolf Creek Station, Coffey Co, Ks.	AC Transmission	25.00	345.00
Levee / Hawthorn Station, Jackson Co, Mo.	AC Transmission	13.00	161.00
Bull Creek / 18827 Dillie Rd, Gardner, Johnson Co, Ks.	AC Transmission	13.00	161.00
Osawatomie / 32808 Lone Star Rd, Miami Co, Ks.	AC Transmission	13.00	161.00
Spearville Wind Farm	AC Transmission	34.00	230.00
Spearville, Ford Co., Ks.	AC Transmission	.058	34.00
Grand Avenue / 115 Grand Ave, Jackson Co, Mo.	AC Distribution	161.00	13.00
Liberty South / 2000 Birmingham Rd, Liberty, Clay Co, Mo.	AC Transmission	161.00	69.00
ELECTRICAL DISTRIBUTION SYSTEMS

MUNICIPALITY	COUNTY	STATE
County	Bates	Missouri
County	Buchanan	Missouri
Bogard	Carroll	Missouri
Bosworth	Carroll	Missouri
Carrollton (trans.)	Carroll	Missouri
Dewitt	Carroll	Missouri
Tina	Carroll	Missouri
County	Carroll	Missouri
Belton	Cass	Missouri
Cleveland	Cass	Missouri
West Line	Cass	Missouri
County	Cass	Missouri
Brunswick	Chariton	Missouri
Dalton	Chariton	Missouri
Keytesville	Chariton	Missouri
Mendon	Chariton	Missouri
Sumner	Chariton	Missouri
Triplett	Chariton	Missouri
County	Chariton	Missouri
Avondale	Clay	Missouri
Birmingham	Clay	Missouri
Claycomo	Clay	Missouri
Gladstone	Clay	Missouri

MUNICIPALITY	COUNTY	STATE
Liberty	Clay	Missouri
North Kansas City	Clay	Missouri
Oaks	Clay	Missouri
Oakview	Clay	Missouri
Oakwood	Clay	Missouri
Oakwood Manor – Consolidated into Gladstone	Clay	Missouri
Oakwood Park	Clay	Missouri
Pleasant Valley	Clay	Missouri
Randolph	Clay	Missouri
County	Clay	Missouri
Sugar Creek	Clay, Jackson	Missouri
Kansas City	Clay, Jackson, Platte	Missouri
County	Henry	Missouri
Armstrong	Howard	Missouri
County	Howard	Missouri
Glasgow	Howard, Chariton	Missouri
Blue Springs	Jackson	Missouri
Grain Valley	Jackson	Missouri
Grandview	Jackson	Missouri
Raytown	Jackson	Missouri
County	Jackson	Missouri
Alma	Lafayette	Missouri
Aullville	Lafayette	Missouri
Concordia	Lafayette	Missouri
Corder	Lafayette	Missouri
Mayview	Lafayette	Missouri
Waverly	Lafayette	Missouri
County	Lafayette	Missouri
Blackburn	Lafayette, Saline	Missouri
Emma	Lafayette, Saline	Missouri
Houstonia	Pettis	Missouri
County	Pettis	Missouri
Houston Lake	Platte	Missouri
Lake Waukomis	Platte	Missouri
Northmoor	Platte	Missouri
Parkville	Platte	Missouri
Platte Woods	Platte	Missouri
Riverside	Platte	Missouri
Weatherby Lake	Platte	Missouri
County	Platte	Missouri
County	Randolph	Missouri
County	Ray	Missouri
Arrow Rock	Saline	Missouri
Gilliam	Saline	Missouri
Grand Pass	Saline	Missouri
Malta Bend	Saline	Missouri
Miami	Saline	Missouri
Mount Leonard	Saline	Missouri

MUNICIPALITY	COUNTY	STATE
Sweet Springs	Saline	Missouri
County	Saline	Missouri
Garnett	Anderson	Kansas
Greeley	Anderson	Kansas
Harris	Anderson	Kansas
Fulton	Bourbon	Kansas
Mapleton	Bourbon	Kansas
Baldwin	Douglas	Kansas
Lane	Franklin	Kansas
Ottawa	Franklin	Kansas
Princeton	Franklin	Kansas
Rantoul	Franklin	Kansas
Richmond	Franklin	Kansas
Wellsville	Franklin	Kansas
Williamsburg	Franklin	Kansas
Countryside Consolidated into Mission	Johnson	Kansas
Edgerton	Johnson	Kansas
Fairway	Johnson	Kansas
Gardner	Johnson	Kansas
Lake Quivira	Johnson	Kansas
Leawood	Johnson	Kansas
Lenexa	Johnson	Kansas
Merriam	Johnson	Kansas
Mission	Johnson	Kansas
Mission Hills	Johnson	Kansas
Mission Woods	Johnson	Kansas
Olathe	Johnson	Kansas
Overland Park	Johnson	Kansas
Prairie Village	Johnson	Kansas
Roeland Park	Johnson	Kansas
Shawnee	Johnson	Kansas
Westwood	Johnson	Kansas
Westwood Hills	Johnson	Kansas
Spring Hill	Johnson	Kansas
County	Johnson	Kansas
LaCygne	Linn	Kansas
Linn Valley	Linn	Kansas
Mound City	Linn	Kansas
Parker	Linn	Kansas
Pleasanton	Linn	Kansas
Fontana	Miami	Kansas
Louisburg	Miami	Kansas
Osawatomie	Miami	Kansas
Paola	Miami	Kansas
Spring Hill	Miami	Kansas
County	Miami	Kansas
Lyndon	Osage	Kansas
Melvern	Osage	Kansas

MUNICIPALITY	COUNTY	STATE
Quenemo	Osage	Kansas
Bonner Springs	Wyandotte	Kansas
Edwardsville	Wyandotte	Kansas